                                                                   EXHIBIT 10.20
                                                                    1998 EDITION
                                                         AIA DOCUMENT A121/CMc-a

AMENDMENT TO THE STANDARD FORM OF AGREEMENT BETWEEN OWNER AND CONSTRUCTION MANAGER WHERE THE CONSTRUCTION MANAGER IS ALSO THE CONSTRUCTOR

This amendment modifies the Standard Form of Agreement Between Owner and Construction Manager, AIA Document A121/CMc and AGC Document 565, 1991 Edition. Where a portion of the Standard Form of Agreement Between Owner and Construction Manager is modified by this amendment, the unaltered portions shall remain in effect.

The following changes are made to the Agreement dated
between Mercantile Bank of West Michigan                               (Owner)
and       C.D. Barnes                                   (Construction Manager)
for       Mercantile Bank of West Michigan branch                (the Project).
          and administration building at
          5610 Byron Center Ave.

1. In Paragraph 1.2, the reference to the 1987 Edition of AIA Document A201 shall be changed to A201-1997.

2. In Paragraph 2.5, the reference to A201 Subparagraph 10.1.2 shall be changed to A201 Subparagraphs 10.3.1 and 10.3.2.

3. In the first sentence of Paragraph 3.3, the words "Basic Services" shall be changed to "services". In the second sentence of Paragraph 3.3, the words "those Additional Services described in AIA Document B141" shall be changed to "other services".

4. In Clause 6.1.8.1, the reference to A201 Paragraph 10.3 shall be changed to A201 Paragraph 10.6.

PURPOSE. This document is intended to amend the 1991 Editions of AIA Document A121/CMc and AGC Document 565. Use of this document will ensure that the 1991 Editions of AIA Document A121/CMc and AGC Document 565 comport with AIA Document A201-1997, General Conditions of the Contract for Construction, and AIA Document B141-1997, Standard Form of Agreement Between Owner and Architect with Standard Form of Architect's Services.

This document has important legal consequences; consultation with an attorney is encouraged with respect to its completion or modification.


[AIA LOGO]
(C)1998 AIA(R)
AIA DOCUMENT A121/CMc-a
AMENDMENT TO THE OWNER-CONSTRUCTION MANAGER AGREEMENT

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

----------

AMENDMENT TO AIA DOCUMENT A121/CMc AND AGC DOCUMENT 565 (C)1998 by the American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without permission of the AIA violates the copyright laws of the United States and will subject the violator to legal prosecution.

WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution.

5. In Clause 7.1.7.1, the reference to A201 Subparagraph 7.3.7 shall be changed to A201 Subparagraphs 7.3.7 and 7.3.8.

6. In Paragraph 8.2, the reference to A201 Paragraphs 11.2 and 11.3 shall be changed to A201 Paragraphs 11.2 and 11.4.

7. In Subparagraph 10.11, the reference to A201 Subparagraph 14.1.1 shall be changed to A201 Subparagraphs 14.1.1, 14.1.2 and 14.1.4.

8.   In Subparagraphs 10.2.1 and 10.2.2, the references to A201 Subparagraph
     14.1.2 shall be changed to A201 Subparagraph 14.1.3.












/s/ ROBERT B. KAMINSKI C.O.O.                /s/ JOHN A. DROZER
--------------------------------             ------------------------------
Owner (Signature)                            CONSTRUCTION
                                             MANAGER (Signature)
Mercantile Bank of West Michigan

Robert B. Kaminski C.O.O.                    John A. Drozer, President
--------------------------------             ------------------------------
(Printed name and title)                     (Printed name and title)

                                                    [LOGO]
                                                    (C)1998 AIA(R)
                                                    AIA DOCUMENT A121/CMc-a
                                                    AMENDMENT TO OWNER-
                                                    CONSTRUCTION MANAGER
                                                    AGREEMENT

                                                    The American Institute
                                                    of Architects
                                                    1735 New York Avenue, N.W.
                                                    Washington, D.C. 20006-5292


    Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution.

--------------------------------------------------------------------------------

                   AIA Document A121/CMc and AGC Document 565

                       STANDARD FORM OF AGREEMENT BETWEEN
                         OWNER AND CONSTRUCTION MANAGER

                    where the Construction Manager is also

                                THE CONSTRUCTOR

                                  1991 EDITION

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES; CONSULTATION WITH AN ATTORNEY
         IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION.

 The 1987 Edition of AIA Document A201, General Conditions of the Contract for
                     Construction, is referred to herein.
 This Agreement requires modification if other general conditions are utilized.

--------------------------------------------------------------------------------

AGREEMENT

made as of the 28th day of October in the year of 2000
(In words, indicate day, month and year)

BETWEEN the Owner:     Mercantile Bank of West Michigan
(Name and address)     216 N. Division
                       Grand Rapids, MI

and the Construction Manager:
(Name and address)     C.D. Barnes
                       3437 Eastern
                       Grand Rapids, MI 49508

The Project is:
(Name, address and brief description)
                       Mercantile Bank of West of West Michigan and the Administration Building at
                       5610 Byron Center Avenue

The Architect is:      William C. Granzow
(Name and address)     Concept Design Group
                       89 Monroe Center
                       Grand Rapids, MI 49503

The Owner and Construction Manager agree as set forth below.

--------------------------------------------------------------------------------

Portions of this document are derived from AIA Document A111, Standard Form of Agreement Between the Owner and Contractor where the basis of payment is the Cost of the Work Plus a Fee, copyright 1920, 1925, 1951, 1958, 1961, 1963, 1967,
1974, 1978, (C)1987 by The American Institute of Architects; other portions are derived from AGC Document 500, (C)1980 by The Associated General Contractors of America. Material in this document differing from that found in AIA Document A111 and AGC Document 500 is copyrighted (C)1991 by The American Institute of Architects and The Associated General Contractors of America. Reproduction of the material herein or substantial quotation of its provisions without written permission of AIA and AGC violates the copyright laws of the United States and will subject the violator to legal prosecution.

--------------------------------------------------------------------------------
             AIA DOCUMENT A121/CMC AND AGC DOCUMENT 565
             o OWNER-CONSTRUCTION MANAGER AGREEMENT
             o 1991 EDITION o AIA(R) o (C)1991 o THE
             AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK
  [LOGO]     AVENUE, N.W., WASHINGTON, D.C. 20006-5209          A121/CMc
[AGC LOGO]   o AGC(R) o (C)1991 o THE ASSOCIATED GENERAL        ---------
             CONTRACTORS OF AMERICA, 1957 E STREET, N.W.,       AGC 565 - 1991 1
             WASHINGTON, D.C. 20006-5209 o WARNING: UNLICENSED
             PHOTOCOPYING VIOLATES U.S. COPYRIGHT LAWS AND
             WILL SUBJECT THE VIOLATOR TO LEGAL PROSECUTION.

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------------

ARTICLE 1 GENERAL PROVISIONS                ARTICLE 6  COST OF THE WORK FOR
                                                       CONSTRUCTION PHASE

     1.1  Relationship of Parties                6.1   Costs To Be Reimbursed
     1.2  General Conditions                     6.2   Costs Not To Be Reimbursed
                                                 6.3   Discounts, Rebates and Refunds
ARTICLE 2 CONSTRUCTION MANAGER'S                 6.4   Accounting Records
          RESPONSIBILITIES
                                            ARTICLE 7  CONSTRUCTION PHASE
     2.1  Preconstruction Phase
     2.2  Guaranteed Maximum Price               7.1   Progress Payments
          Proposal and Contract Time             7.2   Final Payment
     2.3  Construction Phase
     2.4  Professional Services
     2.5  Unsafe Materials                  ARTICLE 8  INSURANCE AND BONDS

ARTICLE 3 OWNER'S RESPONSIBILITIES               8.1   Insurance Required of the
                                                       Construction Manager
     3.1  Information and Services               8.2   Insurance Required of the Owner
     3.2  Owner's Designated Representative      8.3   Performance Bond and
     3.3  Architect                                    Payment Bond
     3.4  Legal Requirements
                                           ARTICLE 9   MISCELLANEOUS PROVISIONS
ARTICLE 4 COMPENSATION AND PAYMENTS
          FOR PRECONSTRUCTION PHASE              9.1   Dispute Resolution for the
          SERVICES                                     Preconstruction Phase
                                                 9.2   Dispute Resolution for the
     4.1  Compensation                                 Construction Phase
     4.2  Payments                               9.3   Other Provisions

ARTICLE 5 COMPENSATION FOR                 ARTICLE 10  TERMINATION OR SUSPENSION
          CONSTRUCTION
          PHASE SERVICES                        10.1   Termination Prior to Establishing
                                                       Guaranteed Maximum Price
     5.1  Compensation                          10.2   Termination Subsequent to
     5.2  Guaranteed Maximum Price                     Establishing Guaranteed
     5.3  Changes in the Work                          Maximum Price
                                                10.3   Suspension

                                           ARTICLE 11  OTHER CONDITIONS
                                                       AND SERVICES

                                          ATTACHMENTS  AMENDMENT NO. 1
                                                       TO AGREEMENT BETWEEN OWNER
                                                       AND CONSTRUCTION MANAGER

--------------------------------------------------------------------------------
  A121/CMc      AIA DOCUMENT A121/CM(C) AND AGC DOCUMENT FEE o
  ---------     OWNER-CONSTRUCTION MANAGER AGREEMENT o 1991 EDITION AIA(R) o
2 AGC 565-1991  (C)1991 o THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK
                AVENUE, N.W., WASHINGTON, D.C. 20006-5209 ACC(R) o (C)1991 o THE
                ASSOCIATED GENERAL CONTRACTORS OF AMERICA, 1957 E STREET, N.W.,
                WASHINGTON D.C. 20006-5209 o WARNING: UNLICENSED PHOTOCOPYING
                VIOLATES U.S. COPYRIGHT LAWS AND WILL SUBJECT THE VIOLATOR TO
                LEGAL PROSECUTION.

--------------------------------------------------------------------------------

           STANDARD FORM OF AGREEMENT BETWEEN OWNER AND CONSTRUCTION MANAGER WHERE THE CONSTRUCTION MANAGER IS ALSO THE CONSTRUCTOR

--------------------------------------------------------------------------------

                                   ARTICLE 1
                               GENERAL PROVISIONS

1.1      RELATIONSHIP OF PARTIES

The Construction Manager accepts the relationship of trust and confidence established with the Owner by this Agreement, and covenants with the Owner to furnish the Construction Manager's reasonable skill and judgment and to cooperate with the Architect in furthering the interests of the Owner. The Construction Manager shall furnish construction administration and management services and use the Construction Manager's best efforts to perform the Project in an expeditious and economical manner consistent with the interests of the Owner. The Owner shall endeavor to promote harmony and cooperation among the Owner, Architect, Construction Manager and other persons or entities employed by the Owner for the Project.

1.2      GENERAL CONDITIONS

For the Construction Phase, the General Conditions of the Contract shall be the 1987 Edition of AIA Document A201, General Conditions of the Contract for Construction, which is incorporated herein by reference. For the Preconstruction Phase, or in the event that the Preconstruction and Construction Phases proceed concurrently, AIA Document A201 shall apply to the Preconstruction Phase only as specifically provided in this Agreement. The term "Contractor" as used in AIA Document A201 shall mean the Construction Manager.

                                   ARTICLE 2
                             CONSTRUCTION MANAGER'S
                                RESPONSIBILITIES

The Construction Manager shall perform the services described in this Article. The services to be provided under Paragraphs 2.1 and 2.2 constitute the Preconstruction Phase services. If the Owner and Construction Manager agree, after consultation with the Architect, the Construction Phase may commence before the Preconstruction Phase is completed, in which case both phases shall proceed concurrently.

2.1      PRECONSTRUCTION PHASE

2.1.1    PRELIMINARY EVALUATION

The Construction Manager shall provide a preliminary evaluation of the Owner's program and Project budget requirements, each in terms of the other.

2.1.2    CONSULTATION

The Construction Manager with the Architect shall jointly schedule and attend regular meetings with the Owner and Architect. The Construction Manager shall consult with the Owner and Architect regarding site use and improvements, and the selection of materials, building systems and equipment. The Construction Manager shall provide recommendations on construction feasibility; actions designed to minimize adverse effects of labor or material shortages; time requirements for procurement, installation and construction completion; and factors related to construction cost including estimates of alternative designs or materials, preliminary budgets and possible economies.

2.1.3    PRELIMINARY PROJECT SCHEDULE

When Project requirements described in Subparagraph 3.1.1 have been sufficiently identified, the Construction Manager shall prepare, and periodically update, a preliminary Project schedule for the Architect's review and the Owner's approval. The Construction Manager shall obtain the Architect's approval of the portion of the preliminary Project schedule relating to the performance of the Architect's services. The Construction Manager shall coordinate and integrate the preliminary Project schedule with the services and activities of the Owner, Architect and Construction Manager. As design proceeds, the preliminary Project schedule shall be updated to indicate proposed activity sequences and durations, milestone dates for receipt and approval of pertinent information, submittal of a Guaranteed Maximum Price proposal, preparation and processing of shop drawings and samples, delivery of materials or equipment requiring long-lead time procurement, Owner's occupancy requirements showing portions of the Project having occupancy priority, and proposed date of Substantial Completion. If preliminary Project schedule updates indicate that previously approved schedules may not be met, the Construction Manager shall make appropriate recommendations to the Owner and Architect.

2.1.4    PHASED CONSTRUCTION

The Construction Manager shall make recommendations to the Owner and Architect regarding the phased issuance of Drawings and Specifications to facilitate phased construction of the Work, if such phased construction is appropriate for the Project, taking into consideration such factors as economies, time of performance, availability of labor and materials, and provisions for temporary facilities.

2.1.5    PRELIMINARY COST ESTIMATES

2.1.5.1 When the Owner has sufficiently identified the Project requirements and the Architect has prepared other basic design criteria, the Construction Manager shall prepare, for the review of the Architect and approval of the Owner, a preliminary cost estimate utilizing area, volume or similar conceptual estimating techniques.

2.1.5.2 When Schematic Design Documents have been prepared by the Architect and approved by the Owner, the Construction Manager shall prepare for the review of the Architect and approval of the Owner, a more detailed estimate with supporting data. During the preparation of the Design Development Documents, the Construction Manager shall update and refine this estimate at appropriate intervals agreed to by the Owner, Architect and Construction Manager.

2.1.5.3 When Design Development Documents have been prepared by the Architect and approved by the Owner, the

--------------------------------------------------------------------------------
AIA DOCUMENT A121/CM(c) AND AGC DOCUMENT 565 o
OWNER-CONSTRUCTION MANAGER AGREEMENT o 1991 EDITION o AIA(R) o
(C)1991 o THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW        A121/CMc
YORK AVENUE, N.W., WASHINGTON, D.C. 20006-5209 o AGC(R) o       --------
(C)1991 o THE ASSOCIATED GENERAL CONTRACTORS OF AMERICA,        AGC 565 - 1991 3
1957 E STREET, N.W., WASHINGTON, D.C. 20006-5209 o WARNING:
UNLICENSED PHOTOCOPYING VIOLATES U.S. COPYRIGHT LAWS AND
WILL SUBJECT THE VIOLATOR TO LEGAL PROSECUTION.

Construction Manager shall prepare a detailed estimate with supporting data for review by the Architect and approval by the Owner. During the preparation of the Construction Documents, the Construction Manager shall update and refine this estimate at appropriate intervals agreed to by the Owner, Architect and Construction Manager.

2.1.5.4 If any estimate submitted to the Owner exceeds previously approved estimates of the Owner's Budget, the Construction Manager shall make appropriate recommendations to the Owner and Architect.

2.1.6     SUBCONTRACTORS AND SUPPLIERS

The Construction Manager shall seek to develop subcontractor interest in the Project and shall furnish to the Owner and Architect for their information a list of possible subcontractors, including suppliers who are to furnish materials or equipment fabricated to a special design, from whom proposals will be requested for each principal portion of the Work. The Architect will promptly reply in writing to the Construction Manager if the Architect or Owner know of any objection to such subcontractor or supplier. The receipt of such list shall not require the Owner or Architect to investigate the qualifications of proposed subcontractors or suppliers, nor shall it waive the right of the Owner or Architect later to object to or reject any proposed subcontractor or supplier.

2.1.7     LONG-LEAD TIME ITEMS

The Construction Manager shall recommend to the Owner and Architect a schedule for procurement of long-lead time items which will constitute part of the Work as required to meet the Project schedule. If such long-lead time items are procured by the Owner, they shall be procured on terms and conditions acceptable to the Construction Manager. Upon the Owner's acceptance of the Construction Manager's Guaranteed Maximum Price proposal, all contracts for such items shall be assigned by the Owner to the Construction Manager, who shall accept responsibility for such items as if procured by the Construction Manager. The Construction Manager shall expedite the delivery of long-lead time items.

2.1.8     EXTENT OF RESPONSIBILITY

The Construction Manager does not warrant or guarantee estimates and schedules except as may be included as part of the Guaranteed Maximum Price. The recommendations and advice of the Construction Manager concerning design alternatives shall be subject to the review and approval of the Owner and the Owner's professional consultants. It is not the Construction Manager's responsibility to ascertain that the Drawings and Specifications are in accordance with applicable laws, statutes, ordinances, building codes, rules and regulations. However, if the Construction Manager recognizes that portions of the Drawings and Specifications are at variance therewith, the Construction Manager shall promptly notify the Architect and Owner in writing.

2.1.9     EQUAL EMPLOYMENT OPPORTUNITY AND AFFIRMATIVE ACTION

The Construction Manager shall comply with applicable laws, regulations and special requirements of the Contract Documents regarding equal employment opportunity and affirmative action programs.

2.2       GUARANTEED MAXIMUM PRICE PROPOSAL AND CONTRACT TIME

2.2.1 When the Drawings and Specifications are sufficiently complete, the Construction Manager shall propose a Guaranteed Maximum Price, which shall be the sum of the estimated Cost of the Work and the Construction Manager's Fee.

2.2.2 As the Drawings and Specifications may not be finished at the time the Guaranteed Maximum Price proposal is prepared, the Construction Manager shall provide in the Guaranteed Maximum Price for further development of the Drawings and Specifications by the Architect that is consistent with the Contract Documents and reasonably inferable therefrom. Such further development does not include such things as changes in scope, systems, kinds and quality of materials, finishes or equipment, all of which, if required, shall be incorporated by Change Order.

2.2.3 The estimated Cost of the Work shall include the Construction Manager's contingency, a sum established by the Construction Manager for the Construction Manager's exclusive use to cover costs arising under Subparagraph 2.2.2 and other costs which are properly reimbursable as Cost of the Work but not the basis for a Change Order.

2.2.4     BASIS OF GUARANTEED MAXIMUM PRICE

The Construction Manager shall include with the Guaranteed Maximum Price proposal a written statement of its basis, which shall include:

     .1 A list of the Drawings and Specifications, including all addenda thereto and the Conditions of the Contract, which were used in preparation of the Guaranteed Maximum Price proposal.

     .2   A list of allowances and a statement of their basis.

     .3 A list of the clarifications and assumptions made by the Construction Manager in the preparation of the Guaranteed Maximum Price proposal to supplement the information contained in the Drawings and Specifications.

     .4 The proposed Guaranteed Maximum Price, including a statement of the estimated cost organized by trade categories, allowances, contingency, and other items and the fee that comprise the Guaranteed Maximum Price.

     .5 The Date of Substantial Completion upon which the proposed Guaranteed Maximum Price is based, and a schedule of the Construction Documents issuance dates upon which the date of Substantial Completion is based.

2.2.5 The Construction Manager shall meet with the Owner and Architect to review the Guaranteed Maximum Price proposal and the written statement of its basis. In the event that the Owner or Architect discovers any inconsistencies or inaccuracies in the information presented, they shall promptly notify the Construction Manager, who shall make appropriate adjustments to the Guaranteed Maximum Price proposal, its basis or both.

2.2.6 Unless the Owner accepts the Guaranteed Maximum Price proposal in writing on or before the date specified in the proposal for such acceptance and so notifies the Construction Manager, the Guaranteed Maximum Price proposal shall not be effective without written acceptance by the Construction Manager.

2.2.7 Prior to the Owner's acceptance of the Construction Manager's Guaranteed Maximum Price proposal and issuance of a Notice to Proceed, the Construction Manager shall not incur any cost to be reimbursed as part of the Cost of the Work, except as the Owner may specifically authorize in writing.

--------------------------------------------------------------------------------
  A121/CMc      AIA DOCUMENT A121/CMc AND AGC DOCUMENT 565 o
  ---------     OWNER-CONSTRUCTION MANAGER AGREEMENT o 1991 EDITION AIA(R) o
4 AGC 565-1991  (C)1991 o THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK
                AVENUE, N.W., WASHINGTON, D.C. 20006-5209 AGC(R) o (C)1991 o THE
                ASSOCIATED GENERAL CONTRACTORS OF AMERICA, 1957 E STREET, N.W.,
                WASHINGTON D.C. 20006-5209 o WARNING: UNLICENSED PHOTOCOPYING
                VIOLATES U.S. COPYRIGHT LAWS AND WILL SUBJECT THE VIOLATOR TO
                LEGAL PROSECUTION.

2.2.8 Upon acceptance by the Owner of the Guaranteed Maximum Price proposal, the Guaranteed Maximum Price and its basis shall be set forth in Amendment No.
1. The Guaranteed Maximum Price shall be subject to additions and deductions by a change in the Work as provided in the Contract Documents and the date of Substantial Completion shall be subject to adjustment as provided in the Contract Documents.

2.2.9 The Owner shall authorize and cause the Architect to revise the Drawings and Specifications to the extent necessary to reflect the agreed-upon assumptions and clarifications contained in Amendment No. 1. Such revised Drawings and Specifications shall be furnished to the Construction Manager in accordance with schedules agreed to by the Owner, Architect and Construction Manager. The Construction Manager shall promptly notify the Architect and Owner if such revised Drawings and Specifications are inconsistent with the agreed-upon assumptions and clarifications.

2.2.10 The Guaranteed Maximum Price shall include in the Cost of the Work only those taxes which are enacted at the time the Guaranteed Maximum Price is established.

2.3    CONSTRUCTION PHASE

2.3.1  GENERAL

2.3.1.1 The Construction Phase shall commence on the earlier of:

     (1) the Owner's acceptance of the Construction Manager's Guaranteed Maximum Price proposal and issuance of a Notice to Proceed, or

     (2) the Owner's first authorization to the Construction Manager to:

          (a) award a subcontract, or

          (b) undertake construction Work with the Construction Manager's own forces, or

          (c) issue a purchase order for materials or equipment required for the Work.

2.3.2  ADMINISTRATION

2.3.2.1 Those portions of the Work that the Construction Manager does not customarily perform with the Construction Manager's own personnel shall be performed under subcontracts or by other appropriate agreements with the Construction Manager. The Construction Manager shall obtain bids from Subcontractors and from suppliers of materials or equipment fabricated to a special design for the Work from the list previously reviewed and, after analyzing such bids, shall deliver such bids to the Owner and Architect. The Owner shall then determine, with the advice of the Construction Manager and subject to the reasonable objection of the Architect, which bids will be accepted. The Owner may designate specific persons or entities from whom the Construction Manager shall obtain bids; however, if the Guaranteed Maximum Price has been established, the Owner may not prohibit the Construction Manager from obtaining bids from other qualified bidders. The Construction Manager shall not be required to contract with anyone to whom the Construction Manager has reasonable objection.

2.3.2.2 If the Guaranteed Maximum Price has been established and a specific bidder among those whose bids are delivered by the Construction Manager to the Owner and Architect (1) is recommended to the Owner by the Construction Manager; (2) is qualified to perform that portion of the Work; (3) has submitted a bid which conforms to the requirements of the Contract Documents without reservations or exceptions, but the Owner requires that another bid be accepted, then the Construction Manager may require that a change in the Work be issued to adjust the Contract Time and the Guaranteed Maximum Price by the difference between the bid of the person or entity recommended to the Owner by the Construction Manager and the amount of the subcontract or other agreement actually signed with the person or entity designated by the Owner.

2.3.2.3 Subcontracts and agreements with suppliers furnishing materials or equipment fabricated to a special design shall conform to the payment provisions of Subparagraphs 7.1.8 and 7.1.9 and shall not be awarded on the basis of cost plus a fee without the prior consent of the Owner.

2.3.2.4 The Construction Manager shall schedule and conduct meetings at which the Owner, Architect, Construction Manager and appropriate Subcontractors can discuss the status of the Work. The Construction Manager shall prepare and promptly distribute meeting minutes.

2.3.2.5 Promptly after the Owner's acceptance of the Guaranteed Maximum Price proposal, the Construction Manager shall prepare a schedule in accordance with Paragraph 3.10 of AIA Document A201, including the Owner's occupancy requirements.

2.3.2.6 The Construction Manager shall provide monthly written reports to the Owner and Architect on the progress of the entire Work. The Construction Manager shall maintain a daily log containing a record of weather, Subcontractors working on the site, number of workers, Work accomplished, problems encountered and other similar relevant data as the Owner may reasonably require. The log shall be available to the Owner and Architect.

2.3.2.7 The Construction Manager shall develop a system of cost control for the Work, including regular monitoring of actual costs for activities in progress and estimates for uncompleted tasks and proposed changes. The Construction Manager shall identify variances between actual and estimated costs and report the variances to the Owner and Architect at regular intervals.

2.4    PROFESSIONAL SERVICES

The Construction Manager shall not be required to provide professional services which constitute the practice of architecture or engineering, unless such services are specifically required by the Contract Documents for a portion of the Work or unless the Construction Manager has specifically agreed in writing to provide such services. In such event, the Construction Manager shall cause such services to be performed by appropriately licensed professionals.

2.5    UNSAFE MATERIALS

In addition to the provisions of Paragraph 10.1 in AIA Document A201, if reasonable precautions will be inadequate to prevent foreseeable bodily injury or death to persons resulting from a material or substance encountered but not created on the site by the Construction Manager, the Construction Manager shall, upon recognizing the condition, immediately stop Work in the affected area and report the condition to the Owner and Architect in writing. The Owner, Construction Manager and Architect shall then proceed in the same manner described in Subparagraph 10.1.2 of AIA Document A201. The Owner shall be responsible for obtaining the services of a licensed laboratory to verify the presence or absence

--------------------------------------------------------------------------------
AIA DOCUMENT A121/CMc AND AGC DOCUMENT 565 o
OWNER-CONSTRUCTION MANAGER AGREEMENT o 1991 EDITION AIA(R) o
(C)1991 o THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW
YORK AVENUE, N.W., WASHINGTON, D.C. 20006-5209 AGC(R) o
(C)1991 o THE ASSOCIATED GENERAL CONTRACTORS OF AMERICA,
1957 E STREET, N.W., WASHINGTON, D.C. 20006-5209 o WARNING:     A121/CMc
UNLICENSED PHOTOCOPYING VIOLATES U.S. COPYRIGHT LAWS AND        --------
WILL SUBJECT THE VIOLATOR TO LEGAL PROSECUTION.                 AGC 565-1991 5
of the material or substance reported by the Construction Manager and, in the event such material or substance is found to be present, to verify that it has been rendered harmless. Unless otherwise required by the Contract Documents, the Owner shall furnish in writing to the Construction Manager and Architect the names and qualifications of persons or entities who are to perform tests verifying the presence or absence of such material or substance or who are to perform the task of removal or safe containment of such material or substance. The Construction Manager and Architect will promptly reply to the Owner in writing stating whether or not either has reasonable objection to the persons or entities proposed by the Owner. If either the Construction Manager or Architect has an objection to a person or entity proposed by the Owner, the Owner shall propose another to whom the Construction Manager and Architect have no reasonable objection.

                                   ARTICLE 3
                            OWNER'S RESPONSIBILITIES

3.1      INFORMATION AND SERVICES

3.1.1 The Owner shall provide full information in a timely manner regarding the requirements of the Project, including a program which sets forth the Owner's objectives, constraints and criteria, including space requirements and relationships, flexibility and expandability requirements, special equipment and systems, and site requirements.

3.1.2 The Owner, upon written request from the Construction Manager, shall furnish evidence of Project financing prior to the start of the Construction Phase and from time to time thereafter as the Construction Manager may request. Furnishing of such evidence shall be a condition precedent to commencement or continuation of the Work.

3.1.3 The Owner shall establish and update an overall budget for the Project, based on consultation with the Construction Manager and Architect, which shall include contingencies for changes in the Work and other costs which are the responsibility of the Owner.

3.1.4    STRUCTURAL AND ENVIRONMENTAL TESTS, SURVEYS AND REPORTS

In the Preconstruction Phase, the Owner shall furnish the following with reasonable promptness and at the Owner's expense, and the Construction Manager shall be entitled to rely upon the accuracy of any such information, reports, surveys, drawings and tests described in Clauses 3.1.4.1 through 3.1.4.4, except to the extent that the Construction Manager knows of any inaccuracy:

3.1.4.1 Reports, surveys, drawings and tests concerning the conditions of the site which are required by law.

3.1.4.2 Surveys describing physical characteristics, legal limitations and utility locations for the site of the Project, and a written legal description of the site. The surveys and legal information shall include, as applicable, grades and lines of streets, alleys, pavements and adjoining property and structures; adjacent drainage; rights-of-way, restrictions, easements, encroachments, zoning, deed restrictions, boundaries and contours of the site; locations, dimensions and necessary data pertaining to existing buildings, other improvements and trees; and information concerning available utility services and lines, both public and private, above and below grade, including inverts and depths. All information on the survey shall be referenced to a project benchmark.

3.1.4.3 The services of geotechnical engineers when such services are requested by the Construction Manager. Such services may include but are not limited to test borings, test pits, determinations of soil bearing values, percolation tests, evaluations of hazardous materials, ground corrosion and resistivity tests, including necessary operations for anticipating subsoil conditions, with reports and appropriate professional recommendations.

3.1.4.4 Structural, mechanical, chemical, air and water pollution tests, tests for hazardous materials, and other laboratory and environmental tests, inspections and reports which are required by law.

3.1.4.5 The services of other consultants when such services are reasonably required by the scope of the Project and are requested by the Construction Manager.

3.2      OWNER'S DESIGNATED REPRESENTATIVE

The Owner shall designate in writing a representative who shall have express authority to bind the Owner with respect to all matters requiring the Owner's approval or authorization. This representative shall have the authority to make decisions on behalf of the Owner concerning estimates and schedules, construction budgets, and changes in the Work, and shall render such decisions promptly and furnish information expeditiously, so as to avoid unreasonable delay in the services or Work of the Construction Manager.

3.3      ARCHITECT

The Owner shall retain an Architect to provide the Basic Services, including normal structural, mechanical and electrical engineering services, other than cost estimating services, described in the edition of AIA Document B141 current as of the date of this Agreement. The Owner shall authorize and cause the Architect to provide those Additional Services described in AIA Document B141 requested by the Construction Manager which must necessarily be provided by the Architect for the Preconstruction and Construction Phases of the Work. Such services shall be provided in accordance with time schedules agreed to by the Owner, Architect and Construction Manager. Upon request of the Construction Manager, the Owner shall furnish to the Construction Manager a copy of the Owner's Agreement with the Architect, from which compensation provisions may be deleted.

3.4 LEGAL REQUIREMENTS

The Owner shall determine and advise the Architect and Construction Manager of any special legal requirements relating specifically to the Project which differ from those generally applicable to construction in the jurisdiction of the Project. The Owner shall furnish such legal services as are necessary to provide the information and services required under Paragraph 3.1.

--------------------------------------------------------------------------------
  A121/CMc     AIA DOCUMENT A121/CMc AND AGC DOCUMENT 565 o OWNER-CONSTRUCTION
  ---------    MANAGER AGREEMENT o 1991 EDITION AIA(R) o (C)1991 o THE AMERICAN
6 AGC 565-1991 INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON,
               D.C. 20006-5209 AGC(R) o (C)1991 o THE ASSOCIATED GENERAL
               CONTRACTORS OF AMERICA, 1957 E STREET, N.W., WASHINGTON, D.C.
               20006-5209 o WARNING: UNLICENSED PHOTOCOPYING VIOLATES U.S.
               COPYRIGHT LAWS AND WILL SUBJECT THE VIOLATOR TO LEGAL
               PROSECUTION.

                                   ARTICLE 4

          COMPENSATION AND PAYMENTS FOR PRECONSTRUCTION PHASE SERVICES

The Owner shall compensate and make payments to the Construction Manager for Preconstruction Phase services as follows:

4.1     COMPENSATION

4.1.1 For the services described in Paragraphs 2.1 and 2.2 the Construction Manager's compensation shall be calculated as follows:

(State basis of compensation, whether a stipulated sum, multiple of Direct Personnel Expense, actual cost, etc. Include a statement of reimbursement cost items as applicable.)


     Lump sum bidding phase services $5,000.00 to be paid at the end of bidding phase whereas all sub contracts have been signed.

4.1.2 Compensation for Preconstruction Phase services shall be equitably adjusted if such services extend beyond December 30, 2000 from the date of this Agreement or if the originally contemplated scope of services is significantly modified.

4.1.3 If compensation is based on a multiple of Direct Personnel Expense, Direct Personnel Expense is defined as the direct salaries of the Construction Manager's personnel engaged in the Project and the portion of the cost of their mandatory and customary contributions and benefits related thereto, such as employment taxes and other statutory employee benefits, insurance, sick leave, holidays, vacations, pensions and similar contributions and benefits.

4.2     PAYMENTS

4.2.1 Payments shall be made monthly following presentation of the Construction Manager's invoice and, where applicable, shall be in proportion to services performed.

4.2.2 Payments are due and payable thirty (30) days from the date the Construction Manager's invoice is received by the Owner. Amounts unpaid after the date on which payment is due shall bear interest at the rate entered below, or in the absence thereof, at the legal rate prevailing from time to time at the place where the Project is located.

(Insert rate of interest agreed upon.)





(Usury laws and requirements under the Federal Truth in Lending Act, similar state and local consumer credit laws and other regulations at the Owner's and Construction Manager's principal place of business, the location of the Project and elsewhere may affect the validity of this provision. Legal advice should be obtained with respect to deletions or modifications, and also regarding requirements such as written disclosures or waivers.)

                                   ARTICLE 5

                  COMPENSATION FOR CONSTRUCTION PHASE SERVICES

The Owner shall compensate the Construction Manager for Construction Phase services as follows:

5.1     COMPENSATION

5.1.1 For the Construction Manager's performance of the Work as described in Paragraph 2.3, the Owner shall pay the Construction Manager in current funds the Contract Sum consisting of the Cost of the Work as defined in Article 6 and the Construction Manager's Fee determined as follows:

(State a lump sum percentage of actual Cost of the Work or other provision for determining the Construction Manager's Fee, and explain how the Construction Manager's Fee is to be adjusted for changes in the Work.)

     Lump sum fee of $155,555.00 based on construction project cost of $3,425,000.00.

--------------------------------------------------------------------------------
AIA DOCUMENT A121/CMc AND AGC DOCUMENT 565 o OWNER-CONSTRUCTION     A121/CMc
MANAGER AGREEMENT o 1991 EDITION AIA(R) o (C)1991 o THE AMERICAN    ---------
INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, 7 AGC 565-1991 D.C. 20006-5209 AGC(R) o (C)1991 o THE ASSOCIATED GENERAL
CONTRACTORS OF AMERICA, 1957 E STREET, N.W., WASHINGTON D.C.
20006-5209 o WARNING: UNLICENSED PHOTOCOPYING VIOLATES U.S.
COPYRIGHT LAWS AND WILL SUBJECT THE VIOLATOR TO LEGAL PROSECUTION.

5.2       GUARANTEED MAXIMUM PRICE

5.2.1 The sum of the Cost of the Work and the Construction Manager's Fee are guaranteed by the Construction Manager not to exceed the amount provided in Amendment No. 1, subject to additions and deductions by changes in the Work as provided in the Contract Documents. Such maximum sum as adjusted by approved changes in the Work is referred to in the Contract Documents as the Guaranteed Maximum Price. Costs which would cause the Guaranteed Maximum Price to be exceeded shall be paid by the Construction Manager without reimbursement by the Owner.

(Insert specific provisions if the Construction Manager is to participate in any savings.)


5.3       CHANGES IN THE WORK

5.3.1 Adjustments to the Guaranteed Maximum Price on account of changes in the Work subsequent to the execution of Amendment No. 1 may be determined by any of the methods listed in Subparagraph 7.3.3 of AIA Document A201.

5.3.2 In calculating adjustments to subcontracts (except those awarded with the Owner's prior consent on the basis of cost plus a fee), the terms "cost" and "fee" as used in Clause 7.3.3.3 of AIA Document A201 and the terms "costs" and "a reasonable allowance for overhead and profit" as used in Subparagraph 7.3.6 of AIA Document A201 shall have the meanings assigned to them in that document and shall not be modified by this Article 5. Adjustments to subcontracts awarded with the Owner's prior consent on the basis of cost plus a fee shall be calculated in accordance with the terms of those subcontracts.

5.3.3 In calculating adjustments to the Contract, the terms "cost" and "costs" as used in the above-referenced provisions of AIA Document A201 shall mean the Cost of the Work as defined in Article 6 of the Agreement and the terms "and a reasonable allowance for overhead and profit" shall mean the Construction Manager's Fee as defined in Subparagraph 5.1.1 of this Agreement.

5.3.4 If no specific provision is made in Subparagraph 5.1.1 for adjustment of the Construction Manager's Fee in the case of changes in the Work, or if the extent of such changes is such, in the aggregate, that application of the adjustment provisions of Subparagraph 5.1.1 will cause substantial inequity to the Owner or Construction Manager, the Construction Manager's Fee shall be equitably adjusted on the basis of the fee established for the original Work.

                                   ARTICLE 6

                    COST OF THE WORK FOR CONSTRUCTION PHASE

6.1       COSTS TO BE REIMBURSED

6.1.1 The term "Cost of the Work" shall mean costs necessarily incurred by the Construction Manager in the proper performance of the Work. Such costs shall be at rates not higher than those customarily paid at the place of the Project except with prior consent of the Owner. The Cost of the Work shall include only the items set forth in this Article 6.

6.1.2     LABOR COSTS

     .1 Wages of construction workers directly employed by the Construction Manager to perform the construction of the Work at the site or, with the Owner's agreement, at off-site workshops.

     .2 Wages or salaries of the Construction Manager's supervisory and administrative personnel when stationed at the site with the Owner's agreement.

          (If it is intended that the wages or salaries of certain personnel stationed at the Construction Manager's principal office or offices other than the site office shall be included in the Cost of Work, such personnel shall be identified below.)

          Field superintendent reimbursement at $54,600 based on 39 week construction duration.

     .3 Wages and salaries of the Construction Manager's supervisory or administrative personnel engaged, at factories, workshops or on the road, in expediting the production or transportation of materials or equipment required for the Work, but only for that portion of their time required for the Work.

     .4 Costs paid or incurred by the Construction Manager for taxes, insurance, contributions, assessments and benefits required by law or collective bargaining agreements, and, for personnel not covered by such agreements, customary benefits such as sick leave, medical and health benefits, holidays, vacations and pensions, provided that such costs are based on wages and salaries included in the Cost of the Work under Clauses 6.1.2.1 through 6.1.2.3.

6.1.3     SUBCONTRACT COSTS

Payments made by the Construction Manager to Subcontractors in accordance with the requirements of the subcontracts.


--------------------------------------------------------------------------------
AIA DOCUMENT A121/CMc AND AGC DOCUMENT 565 o
OWNER-CONSTRUCTION MANAGER AGREEMENT o 1991 EDITION AIA(R) o
(C)1991 o THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW          A121/CMc
YORK AVENUE, N.W., WASHINGTON, D.C. 20006-5209 o AGC(R) o         --------
(C)1991 o THE ASSOCIATED GENERAL CONTRACTORS OF AMERICA,          AGC 565-1991 8
1957 E STREET, N.W., WASHINGTON D.C. 20006-5209 o WARNING:
UNLICENSED PHOTOCOPYING VIOLATES U.S. COPYRIGHT LAWS AND
WILL SUBJECT THE VIOLATOR TO LEGAL PROSECUTION.

6.1.4    COSTS OF MATERIALS AND EQUIPMENT INCORPORATED IN THE COMPLETED
         CONSTRUCTION

      .1 Costs, including transportation, of materials and equipment incorporated or to be incorporated in the completed construction.

      .2 Costs of materials described in the preceding Clause 6.1.4.1 in excess of those actually installed but required to provide reasonable allowance for waste and for spoilage. Unused excess materials, if any, shall be handed over to the Owner at the completion of the Work or, at the Owner's option, shall be sold by the Construction Manager; amounts realized, if any, from such sales shall be credited to the Owner as a deduction from the Cost of the Work.

6.1.5 COSTS OF OTHER MATERIALS AND EQUIPMENT, TEMPORARY FACILITIES AND RELATED ITEMS

      .1 Costs, including transportation, installation, maintenance, dismantling and removal of materials, supplies, temporary facilities, machinery, equipment, and hand tools not customarily owned by the construction workers, which are provided by the Construction Manager at the site and fully consumed in the performance of the Work; and cost less salvage value on such items if not fully consumed, whether sold to others or retained by the Construction Manager. Cost for items previously used by the Construction Manager shall mean fair market value.

      .2 Rental charges for temporary facilities, machinery, equipment, and hand tools not customarily owned by the construction workers, which are provided by the Construction Manager at the site, whether rented from the Construction Manager or others, and costs of transportation, installation, minor repairs and replacements, dismantling and removal thereof. Rates and quantities of equipment rented shall be subject to the Owner's prior approval.

      .3 Costs of removal of debris from the site.

      .4 Reproduction costs, costs of telegrams, facsimile transmissions and long-distance telephone calls, postage and express delivery charges, telephone service at the site and reasonable petty cash expenses of the site office.

      .5 That portion of the reasonable travel and subsistence expenses of the Construction Manager's personnel incurred while traveling in discharge of duties connected with the Work.

6.1.6    MISCELLANEOUS COSTS

      .1 That portion directly attributable to this Contract of premiums for insurance and bonds.

         (If charges for self insurance are to be included, specify the basis of reimbursement.)




      .2 Sales, use or similar taxes imposed by a governmental authority which are related to the Work and for which the Construction Manager is liable.

      .3 Fees and assessments for the building permit and for other permits, licenses and inspections for which the Construction Manager is required by the Contract Documents to pay.

      .4 Fees of testing laboratories for tests required by the Contract
         Documents, except those related to nonconforming Work other than that for which payment is permitted by Clause 6.1.8.2.

      .5 Royalties and license fees paid for the use of a particular design, process or product required by the Contract Documents; the cost of defending suits or claims for infringement of patent or other intellectual property rights arising from such requirement by the Contract Documents; payments made in accordance with legal judgments against the Construction Manager resulting from such suits or claims and payments of settlements made with the Owner's consent; provided, however, that such costs of legal defenses, judgments and settlements shall not be included in the calculation of the Construction Manager's Fee or the Guaranteed Maximum Price and provided that such royalties, fees and costs are not excluded by the last sentence of Subparagraph 3.17.1 of AIA Document A201 or other provisions of the Contract Documents.

      .6 Data processing costs related to the Work.

      .7 Deposits lost for causes other than the Construction Manager's negligence or failure to fulfill a specific responsibility to the Owner set forth in this Agreement.

      .8 Legal, mediation and arbitration costs, other than those arising from disputes between the Owner and Construction Manager, reasonably incurred by the Construction Manager in the performance of the Work and with the Owner's written permission, which permission shall not be unreasonably withheld.

      .9 Expenses incurred in accordance with the Construction Manager's standard personnel policy for relocation and temporary living allowances of personnel required for the Work, in case it is necessary to relocate such personnel from distant locations.

6.1.7    OTHER COSTS

      .1 Other costs incurred in the performance of the Work if and to the extent approved in advance in writing by the Owner.

6.1.8    EMERGENCIES AND REPAIRS TO DAMAGED OR NONCONFORMING WORK

The Cost of the Work shall also include costs described in Subparagraph 6.1.1 which are incurred by the Construction Manager:

      .1 In taking action to prevent threatened damage, injury or loss in case of an emergency affecting the safety of persons and property, as provided in Paragraph 10.3 of AIA Document A201.

      .2 In repairing or correcting damaged or nonconforming Work executed by the Construction Manager or the Construction Manager's Subcontractors or suppliers, provided that such damaged or nonconforming Work was not caused by the negligence or failure to fulfill a specific responsibility to the Owner set forth in this Agreement of the Construction.

--------------------------------------------------------------------------------
AIA DOCUMENT A121/CMc AND AGC DOCUMENT 565 o OWNER-CONSTRUCTION
MANAGER AGREEMENT o 1991 EDITION AIA(R) o (C)1991 o THE AMERICAN
INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON,
D.C. 20006-5209 AGC(R) o (C)1991 o THE ASSOCIATED GENERAL            A121/CMc
CONTRACTORS OF AMERICA, 1957 E STREET, N.W., WASHINGTON, D.C.       ---------
20006-5209 o WARNING: UNLICENSED PHOTOCOPYING VIOLATES U.S.       AGC 565-1991 9
COPYRIGHT LAWS AND WILL SUBJECT THE VIOLATOR TO LEGAL PROSECUTION.

         Manager or the Construction Manager's foremen, engineers or superintendents, or other supervisory, administrative or managerial personnel of the Construction Manager, or the failure of the Construction Manager's personnel to supervise adequately the Work of the Subcontractors or suppliers, and only to the extent that the cost of repair or correction is not recoverable by the Construction Manager from Insurance, Subcontractors or suppliers.

6.1.9 The costs described in Subparagraphs 6.1.1 through 6.1.8 shall be included in the Cost of the Work notwithstanding any provision of AIA Document A201 or other Conditions of the Contract which may require the Construction Manager to pay such costs, unless such costs are excluded by the provisions of Paragraph 6.2.

6.2 COSTS NOT TO BE REIMBURSED

6.2.1 The Cost of the Work shall not include:

      .1 Salaries and other compensation of the Construction Manager's personnel stationed at the Construction Manager's principal office or offices other than the site office, except as specifically provided in Clauses
         6.1.2.2 and 6.1.2.3.

      .2 Expenses of the Construction Manager's principal office and offices other than the site office except as specifically provided in Paragraph 6.1.

      .3 Overhead and general expenses, except as may be expressly included in Paragraph 6.1.

      .4 The Construction Manager's capital expenses, including interest on the Construction Manager's capital employed for the Work.

      .5 Rental costs of machinery and equipment, except as specifically provided in Subparagraph 6.1.5.2.

      .6 Except as provided in Clause 6.1.8.2, costs due to the negligence of the Construction Manager or to the failure of the Construction Manager to fulfill a specific responsibility to the Owner set forth in this Agreement.

      .7 Costs incurred in the performance of Preconstruction Phase Services.

      .8 Except as provided in Clause 6.1.7.1, any cost not specifically and expressly described in Paragraph 6.1.

      .9 Costs which would cause the Guaranteed Maximum Price to be exceeded.

6.3 DISCOUNTS, REBATES AND REFUNDS

6.3.1 Cash discounts obtained on payments made by the Construction Manager shall accrue to the Owner if (1) before making the payment, the Construction Manager included them in an Application for Payment and received payment therefor from the Owner, or (2) the Owner has deposited funds with the Construction Manager with which to make payments; otherwise, cash discounts shall accrue to the Construction Manager. Trade discounts, rebates, refunds and amounts received from sales of surplus materials and equipment shall accrue to the Owner, and the Construction Manager shall make provisions so that they can be secured.

6.3.2 Amounts which accrue to the Owner in accordance with the provisions of Subparagraph 6.3.1 shall be credited to the Owner as a deduction from the Cost of the Work.

6.4 ACCOUNTING RECORDS

6.4.1 The Construction Manager shall keep full and detailed accounts and exercise such controls as may be necessary for proper financial management under this Contract; the accounting and control systems shall be satisfactory to the Owner. The Owner and the Owner's accountants shall be afforded access to the Construction Manager's records, books, correspondence, instructions, drawings, receipts, subcontracts, purchase orders, vouchers, memoranda and other data relating to this Project, and the Construction Manager shall preserve these for a period of three years after final payment, or for such longer period as may be required by law.

                                   ARTICLE 7
                               CONSTRUCTION PHASE

7.1 PROGRESS PAYMENTS

7.1.1 Based upon Application for Payment submitted to the Architect by the Construction Manager and Certificates for Payment issued by the Architect, the Owner shall make progress payments on account of the Contract Sum to the Construction Manager as provided below and elsewhere in the Contract Documents.

7.1.2 The period covered by each Application for Payment shall be one calendar month ending on the last day of the month, or as follows:

7.1.3. Provided an Application for Payment is received by the Architect not later than the 15th day of a month, the Owner shall make payment to the Construction Manager not later than the 30th day of the month. If an Application for Payment is received by the Architect after the application date fixed above, payment shall be made by the Owner not later than fifteen days after the Architect receives the Application for Payment.





--------------------------------------------------------------------------------
AIA DOCUMENT A121/CMc AND AGC DOCUMENT 565 o
OWNER-CONSTRUCTION MANAGER AGREEMENT o 1991 EDITION AIA(R) o
(C)1991 o THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW
YORK AVENUE, N.W., WASHINGTON, D.C. 20006-5209 AGC(R) o
(C)1991 o THE ASSOCIATED GENERAL CONTRACTORS OF AMERICA,
1957 E STREET, N.W., WASHINGTON D.C. 20006-5209 o WARNING:       A121/CMc
UNLICENSED PHOTOCOPYING VIOLATES U.S. COPYRIGHT LAWS AND         --------
WILL SUBJECT THE VIOLATOR TO LEGAL PROSECUTION.                  AGC 565-1991 10

7.1.4 With each Application for Payment, the Construction Manager shall submit payrolls, petty cash accounts, receipted invoices or invoices with check vouchers attached, and any other evidence required by the Owner or Architect to demonstrate that cash disbursements already made by the Construction Manager on account of the Cost of the Work equal or exceed (1) progress payments already received by the Construction Manager; less (2) that portion of those payments attributable to the Construction Manager's Fee; plus (3) payrolls for the period covered by the present Application for Payment.

7.1.5 Each Application for Payment shall be based upon the most recent schedule of values submitted by the Construction Manager in accordance with the Contract Documents. The schedule of values shall allocate the entire Guaranteed Maximum Price among the various portions of the Work, except that the Construction Manager's Fee shall be shown as a single separate item. The schedule of values shall be prepared in such form and supported by such data to substantiate its accuracy as the Architect may require. This schedule, unless objected to by the Architect, shall be used as a basis for reviewing the Construction Manager's Applications for Payment.

7.1.6 Applications for Payment shall show the percentage completion of each portion of the Work as of the end of the period covered by the Application for Payment. The percentage completion shall be the lesser of (1) the percentage of that portion of the Work which has actually been completed or (2) the percentage obtained by dividing (a) the expense which has actually been incurred by the Construction Manager on account of that portion of the Work for which the Construction Manager has made or intends to make actual payment prior to the next Application for Payment by (b) the share of the Guaranteed Maximum Price allocated to that portion of the Work in the schedule of values.

7.1.7 Subject to other provisions of the Contract Documents, the amount of each progress payment shall be computed as follows:

     .1 Take that portion of the Guaranteed Maximum Price properly allocable to completed Work as determined by multiplying the percentage completion of each portion of the Work by the share of the Guaranteed Maximum Price allocated to that portion of the Work in the schedule of values. Pending final determination of cost to the Owner of changes in the Work, amounts not in dispute may be included as provided in Subparagraph 7.3.7 of AIA Document A201, even though the Guaranteed Maximum Price has not yet been adjusted by Change Order.

     .2 Add that portion of the Guaranteed Maximum Price properly allocable to materials and equipment delivered and suitably stored at the site for subsequent incorporation in the Work or, if approved in advance by the Owner, suitably stored off the site at a location agreed upon in writing.

     .3 Add the Construction Manager's Fee, less retainage of five percent (5%).
        The Construction Manager's Fee shall be computed upon the Cost of the Work described in the two preceding Clauses at the rate stated in Subparagraph 5.1.1 or, if the Construction Manager's Fee is stated as a fixed sum in that Subparagraph, shall be an amount which bears the same ratio to that fixed-sum Fee as the Cost of the Work in the two preceding Clauses bears to a reasonable estimate of the probable Cost of the Work upon its completion.

     .4 Subtract the aggregate of previous payments made by the Owner.

     .5 Subtract the shortfall, if any, indicated by the Construction Manager in the documentation required by Subparagraph 7.1.4 to substantiate prior Applications for Payment, or resulting from errors subsequently discovered by the Owner's accountants in such documentation.

     .6 Subtract amounts, if any, for which the Architect has withheld or nullified a Certificate for Payment as provided in Paragraph 9.5 of AIA Document A201.

7.1.8 Except with the Owner's prior approval, payments to Subcontractors shall be subject to retention of not less than five percent (5%). The Owner and the Construction Manager shall agree upon a mutually acceptable procedure for review and approval of payments and retention for subcontracts.

7.1.9 Except with the Owner's prior approval, the Construction Manager shall not make advance payments to suppliers for materials or equipment which have not been delivered and stored at the site.

7.1.10 In taking action on the Construction Manager's Applications for Payment, the Architect shall be entitled to rely on the accuracy and completeness of the information furnished by the Construction Manager and shall not be deemed to represent that the Architect has made a detailed examination, audit or arithmetic verification of the documentation submitted in accordance with Subparagraph 7.1.4 or other supporting data; that the Architect has made exhaustive or continuous on-site inspections or that the Architect has made examinations to ascertain how or for what purposes the Construction Manager has used amounts previously paid on account of the Contract. Such examinations, audits and verifications, if required by the Owner, will be performed by the Owner's accountants acting in the sole interest of the Owner.

7.2      FINAL PAYMENT

7.2.1 Final payment shall be made by the Owner to the Construction Manager when j(1) the Contract has been fully performed by the Construction Manager except for the Construction Manager's responsibility to correct nonconforming Work, as provided in Subparagraph 12.2.2 of AIA Document A201, and to satisfy other requirements, if any, which necessarily survive final payment; (2) a final Application for Payment and final accounting for the Cost of the Work have been submitted by the Construction Manager and reviewed by the Owner's accountants; and (3) a final Certificate for Payment has then been issued by the Architect; such final payment shall be made by the Owner not more than 30 days after the issuance of the Architect's final Certificate for Payment, or as follows:

--------------------------------------------------------------------------------
AIA DOCUMENT A121/CMc AND AGC DOCUMENT 565 o
OWNER-CONSTRUCTION MANAGER AGREEMENT o 1991 EDITION AIA(R) o
(C)1991 o THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW         A121/CMc
YORK AVENUE, N.W., WASHINGTON, D.C. 20006-5209 (AGC(R) o         ---------
(C)1991 o THE ASSOCIATED GENERAL CONTRACTORS OF AMERICA,         AGC 565-1991 11
1957 E STREET, N.W., WASHINGTON D.C. 20006-5209 o WARNING:
UNLICENSED PHOTOCOPYING VIOLATES U.S. COPYRIGHT LAWS AND
WILL SUBJECT THE VIOLATOR TO LEGAL PROSECUTION.

7.2.2 The amount of the final payment shall be calculated as follows:

     .1 Take the sum of the Cost of the Work substantiated by the Construction Manager's final accounting and the Construction Manager's Fee; but not more than the Guaranteed Maximum Price.

     .2 Subtract amounts, if any, for which the Architect withholds, in whole or in part, a final Certificate for Payment as provided in Subparagraph 9.5.1 of AIA Document A201 or other provisions of the Contract Documents.

     .3   Subtract the aggregate of previous payments made by the Owner.

If the aggregate of previous payments made by the Owner exceeds the amount due the Construction Manager, the Construction Manager shall reimburse the difference to the Owner.

7.2.3 The Owner's accountants will review and report in writing on the Construction Manager's final accounting within 30 days after delivery of the final accounting to the Architect by the Construction Manager. Based upon such Cost of the Work as the Owner's accountants report to be substantiated by the Construction Manager's final accounting, and provided the other conditions of Subparagraph 7.2.1 have been met, the Architect will, within seven days after receipt of the written report of the Owner's accountants, either issue to the Owner a final Certificate for Payment with a copy to the Construction Manager, or notify the Construction Manager and Owner in writing of the Architect's reasons for withholding a certificate as provided in Subparagraph 9.5.1 of AIA Document A201. The time periods stated in this Paragraph 7.2 supersede those stated in Subparagraph 9.4.1 of AIA Document A201.

7.2.4 If the Owner's accountants report the Cost of the Work as substantiated by the Construction Manager's final accounting to be less than claimed by the Construction Manager, the Construction Manager shall be entitled to proceed in accordance with Article 9 without a further decision of the Architect. Unless agreed to otherwise, a demand for mediation or arbitration of the disputed amount shall be made by the Construction Manager within 60 days after the Construction Manager's receipt of a copy of the Architect's final Certificate for Payment. Failure to make such demand within this 60-day period shall result in the substantiated amount reported by the Owner's accountant becoming binding on the Construction Manager. Pending a final resolution of the disputed amount, the Owner shall pay the Construction Manager the amount certified in the Architect's final Certificate for Payment.

7.2.5 If, subsequent to final payment and at the Owner's request, the Construction Manager incurs costs described in Paragraph 6.1 and not excluded by Paragraph 6.2 (1) to correct nonconforming Work, or (2) arising from the resolution of disputes, the Owner shall reimburse the Construction Manager such costs and the Construction Manager's Fee, if any, related thereto on the same basis as if such costs had been incurred prior to final payment, but not in excess of the Guaranteed Maximum Price. If the Construction Manager has participated in savings, the amount of such savings shall be recalculated and appropriate credit given to the Owner in determining the net amount to be paid by the Owner to the Construction Manager.

                                   ARTICLE 8

                              INSURANCE AND BONDS

8.1       INSURANCE REQUIRED OF THE CONSTRUCTION MANAGER

During both phases of the Project, the Construction Manager shall purchase and maintain insurance as set forth in Paragraph 11.1 of AIA Document A201. Such insurance shall be written for not less than the following limits, or greater if required by law;

8.1.1 Workers' Compensation and Employers' Liability meeting statutory limits mandated by State and Federal laws. If (1) limits in excess of those required by statute are to be provided or (2) the employer is not statutorily bound to obtain such insurance coverage or (3) additional coverages are required, additional coverages and limits for such insurance shall be as follows:



8.1.2 Commercial General Liability including coverage for Premises-Operations, Independent Contractors' Protective, Products-Completed Operations, Contractual Liability, Personal Injury, and Broad Form Property Damage (including coverage for Explosion, Collapse and Underground hazards);

                                        $ 1,000,000.00           Each Occurrence
                                        ------------------
                                        $ 2,000,000.00         General Aggregate
                                        ------------------
                                        $ 1,000,000.00              Personal and
                                         -----------------    Advertising Injury

                                        $ 1,000,000.00        Products-Completed
                                         -----------------  Operations Aggregate

     .1 The policy shall be endorsed to have the General Aggregate apply to this Project only.

     .2   Products and Completed Operations insurance shall be maintained for a
          minimum period of at least (       ) year(s) after either 90 days
          following Substantial Completion or final payment, whichever is earlier.

     .3 The Contractual Liability insurance shall include coverage sufficient to meet the obligations in AIA Document A201 under Paragraph 3.18.


--------------------------------------------------------------------------------
AIA DOCUMENT A121/CMc AND AGC DOCUMENT 565 o
OWNER-CONSTRUCTION MANAGER AGREEMENT o 1991 EDITION AIA(R) o
(C)1991 o THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW       A121/CMc
YORK AVENUE, N.W., WASHINGTON, D.C. 20006-5209 AGC(R) o        --------
(C)1991 o THE ASSOCIATED GENERAL CONTRACTORS OF AMERICA,       AGC 565-1991 12
1957 E STREET, N.W., WASHINGTON, D.C. 20006-5209 o WARNING:
UNLICENSED PHOTOCOPYING VIOLATES U.S. COPYRIGHT LAWS AND
WILL SUBJECT THE VIOLATOR TO LEGAL PROSECUTION.

8.1.3 Automobile Liability (owned, non-owned and hired vehicles) for bodily injury and property damage:
                                           $    1,000,000.00       Each Accident
                                            ----------------------

8.1.4 Other coverage:

(If Umbrella Excess Liability coverage is required over the primary insurance or retention, insert the coverage limits. Commercial General Liability and Automobile Liability limits may be attained by individual policies or by a combination of primary policies and Umbrella and/or Excess Liability policies.)

      5,000,000.00  umbrella excess liability

8.2  INSURANCE REQUIRED OF THE OWNER

During both phases of the Project, the Owner shall purchase and maintain liability and property insurance, including waivers of subrogation, as set forth in Paragraphs 11.2 and 11.3 of AIA Document A201. Such insurance shall be written for not less than the following limits, or greater if required by law:

8.2.1 Property Insurance:                 $  1,000.00  Deductible Per Occurrence
                                           -----------
                                          $     -0-        Aggregate Deductible
                                           ---------------
8.2.2 Boiler and Machinery Insurance
with a limit of:                          $                                   .
                                           -----------------------------------

(If not a blanket policy, list the objects to be insured.)

     Insurance coverage will be placed on the building. Risk insurance will be based on the improvements as they are made. Insurance coverage is for both property and liability.

8.3  PERFORMANCE BOND AND PAYMENT BOND

8.3.1 The Construction Manager shall not (Insert "shall" or "shall not") furnish bonds covering faithful performance of the Contract and payment of obligations arising thereunder. Bonds may be obtained through the Construction Manager's usual source and the cost thereof shall be included in the Cost of the Work. The amount of each bond shall be equal to __ percent (__%) of the Contract Sum.

8.3.2 The Construction Manager shall deliver the required bonds to the Owner at least three days before the commencement of any Work at the Project site.

                                   ARTICLE 9

                            MISCELLANEOUS PROVISIONS

9.1    DISPUTE RESOLUTION FOR THE PRECONSTRUCTION PHASE

9.1.1 Claims, disputes or other matters in question between the parties to this Agreement which arise prior to the commencement of the Construction Phase or which relate solely to the Preconstruction Phase services of the Construction Manager or to the Owner's obligations to the Construction Manager during the Preconstruction Phase, shall be resolved by mediation or by arbitration.

9.1.2 Any mediation conducted pursuant to this Paragraph 9.1 shall be held in accordance with the Construction Industry Mediation Rules of the American Arbitration Association currently in effect, unless the parties mutually agree otherwise. Demand for mediation shall be filed in writing with the other party to this Agreement and with the American Arbitration Association. Any demand for mediation shall be made within a reasonable time after the claim, dispute or other matter in question has arisen. In no event shall the demand for mediation be made after the date when institution of legal or equitable proceedings based upon such claim, dispute or other matter in question would be barred by the applicable statute of limitations.

9.1.3 Any claim, dispute or other matter in question not resolved by mediation shall be decided by arbitration in accordance with the Construction Industry Arbitration Rules of the American Arbitration Association currently in effect unless the parties mutually agree otherwise.

9.1.4 Demand for arbitration shall be filed in writing with the other party to this Agreement and with the American Arbitration Association. A demand for arbitration may be made concurrently with a demand for mediation and shall be made within a reasonable time after the claim, dispute or other matter in question has arisen. In no event shall the demand for arbitration be made after the date when institution of legal or equitable proceedings based upon such claim, dispute or other matter in question would be barred by the applicable statute of limitations.

9.1.5 No arbitration arising out of or relating to the Contract Documents shall include, by consolidation or joinder or in any other manner, the Architect, the Architect's employees or consultants, except by written consent containing specific reference to the Agreement and signed by the Architect, Owner, Construction Manager and any other person or entity sought to be joined. No arbitration shall include, by consolidation or joinder or in any other manner, parties other than the Owner, Construction Manager, a separate contractor as described in Article 6 of AIA Document A201 and other persons substantially involved in a common question of fact or law whose presence is required if complete relief is to be accorded in arbitration. No person or entity other than the Owner or Construction Manager or a separate contractor as described in
Article 6 of AIA Document A201 shall be included as an original third party or additional third party to an arbitration whose interest or responsibility is insubstantial. Consent to arbitration involving an additional person or entity shall not constitute agreement to arbitration of a dispute not described in such consent or with a person or entity not named or described therein. The foregoing agreement to arbitrate and other agreements to arbitrate with an additional per-


--------------------------------------------------------------------------------

AIA DOCUMENT A121/CMc AND AGC DOCUMENT 565 o OWNER-
CONSTRUCTION MANAGER AGREEMENT o 1991 EDITION AIA(R)
o (C)1991 o THE AMERICAN INSTITUTE OF ARCHITECTS,
1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C. 20006-5209
AGC(R) o (C)1991 o THE ASSOCIATED GENERAL CONTRACTORS
OF AMERICA, 1957 E STREET, N.W., WASHINGTON, D.C.
20006-5209 o WARNING: UNLICENSED PHOTOCOPYING VIOLATES         A121/CMc
U.S. COPYRIGHT LAWS AND WILL SUBJECT THE VIOLATOR TO           --------
LEGAL PROSECUTION.                                             AGC 565-1991   13
son or entity duly consented to by parties to this Agreement shall be specifically enforceable under applicable law in any court having jurisdiction thereof.

9.1.6 The award rendered by the arbitrator or arbitrators shall be final, and judgment may be entered upon it in accordance with applicable law in any court having jurisdiction thereof.

9.2  DISPUTE RESOLUTION FOR THE CONSTRUCTION PHASE

9.2.1 Any other claim, dispute or other matter in question arising out of or related to this Agreement or breach thereof shall be settled in accordance with
Article 4 of AIA Document A201, except that in addition to and prior to arbitration, the parties shall endeavor to settle disputes by mediation in accordance with the Construction Industry Mediation Rules of the American Arbitration Association currently in effect unless the parties mutually agree otherwise. Any mediation arising under this Paragraph shall be conducted in accordance with the provisions of Subparagraphs 9.1.2 and 9.1.3.

9.3  OTHER PROVISIONS

9.3.1 Unless otherwise noted, the terms used in this Agreement shall have the same meaning as those in the 1987 Edition of AIA Document A201, General Conditions of the Contract for Construction.

9.3.2     EXTENT OF CONTRACT

This Contract, which includes this Agreement and the other documents incorporated herein by reference, represents the entire and integrated agreement between the Owner and Construction Manager and supersedes all prior negotiations, representations or agreements, either written or oral. This Agreement may be amended only by written instrument signed by both the Owner and Construction Manager. If anything in any document incorporated in this Agreement is inconsistent with this Agreement, this Agreement shall govern.

9.3.3     OWNERSHIP AND USE OF DOCUMENTS

The Drawings, Specifications and other documents prepared by the Architect, and copies thereof furnished to the Construction Manager, are for use solely with respect to this Project. They are not to be used by the Construction Manager, Subcontractors, Sub-subcontractors or suppliers on other projects, or for additions to this Project outside the scope of the Work, without the specific written consent of the Owner and Architect. The Construction Manager, Subcontractors, Sub-subcontractors and suppliers are granted a limited license to use and reproduce applicable portions of the Drawings, Specifications and other documents prepared by the Architect appropriate to and for use in the execution of their Work under the Contract Documents.

9.3.4     GOVERNING LAW

The Contract shall be governed by the law of the place where the Project is located.

9.3.5     ASSIGNMENT

The Owner and Construction Manager respectively bind themselves, their partners, successors, assigns and legal representatives to the other party hereto and to partners, successors, assigns and legal representatives of such other party in respect to covenants, agreements and obligations contained in the Contract Documents. Neither party to the Contract shall assign the Contract as a whole without written consent of the other. If either party attempts to make such an assignment without such consent, that party shall nevertheless remain legally responsible for all obligations under the Contract.

                                   ARTICLE 10
                           TERMINATION OR SUSPENSION

10.1      TERMINATION PRIOR TO ESTABLISHING GUARANTEED MAXIMUM PRICE

10.1.1 Prior to execution by both parties of Amendment No. 1 establishing the Guaranteed Maximum Price, the Owner may terminate this Contract at any time without cause, and the Construction Manager may terminate this Contract for any of the reasons described in Subparagraph 14.1.1 of AIA Document A201.

10.1.2 If the Owner or Construction Manager terminates this Contract pursuant to this Paragraph 10.1 prior to commencement of the Construction Phase, the Construction Manager shall be equitably compensated for Preconstruction Phase services performed prior to receipt of notice of termination; provided, however, that the compensation for such services shall not exceed the compensation set forth in Subparagraph 4.1.1.

10.1.3 If the Owner or Construction Manager terminates this Contract pursuant to this Paragraph 10.1 after commencement of the Construction Phase, the Construction Manager shall, in addition to the compensation provided in Subparagraph 10.1.2, be paid an amount calculated as follows:

     .1   Take the Cost of the Work incurred by the Construction Manager.

     .2 Add the Construction Manager's Fee computed upon the Cost of the Work to the date of termination at the rate stated in Paragraph 5.1 or, if the Construction Manager's Fee is stated as a fixed sum in that Paragraph, an amount which bears that same ratio to that fixed-sum Fee as the Cost of Work at the time of termination bears to a reasonable estimate of the probable Cost of the Work upon its completion.

     .3 Subtract the aggregate of previous payments made by the Owner on account of the Construction Phase.

The Owner shall also pay the Construction Manager fair compensation, either by purchase or rental at the election of the Owner, for any equipment owned by the Construction Manager which the Owner elects to retain and which is not otherwise included in the Cost of the Work under Clause 10.1.3.1. To the extent that the Owner elects to take legal assignment of subcontracts and purchase orders (including rental agreements), the Construction Manager shall, as a condition of receiving the payments referred to in this Article 10, execute and deliver all such papers and take all such steps, including the legal assignment of such subcontracts and other contractual rights of the Construction Manager, as the Owner may require for the purpose of fully vesting in the Owner the rights and benefits of the Construction Manager under such subcontracts or purchase orders.

Subcontracts, purchase orders and rental agreements entered into by the Construction Manager with the Owner's written approval prior to the execution of Amendment No. 1 shall contain provisions permitting assignment to the Owner as described above. If the Owner accepts such assignment, the Owner shall reimburse or indemnify the Construction Manager with respect to all costs arising under the subcontract, purchase order or rental agreement except those which would not have been reimbursable as Cost of the Work if the contract had not been terminated. If the Owner elects not to accept the assignment of any subcontract, purchase order or rental agreement which would have constituted a Cost of the Work had this agreement not been terminated, the Con-

--------------------------------------------------------------------------------
AIA DOCUMENT A121/CMc AND AGC DOCUMENT 565 o
OWNER-CONSTRUCTION MANAGER AGREEMENT o 1991 EDITION AIA(R) o
(C)1991 o THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW
YORK AVENUE, N.W., WASHINGTON, D.C. 20006-5209 AGC(R) o            A121/CMc
(C)1991 o  THE ASSOCIATED GENERAL CONTRACTORS OF AMERICA,          --------
1957 E STREET, N.W., WASHINGTON, D.C. 20006-5209 o WARNING:     AGC 565-1991 14
UNLICENSED PHOTOCOPYING VIOLATES U.S. COPYRIGHT LAWS AND
WILL SUBJECT THE VIOLATOR TO LEGAL PROSECUTION.

struction Manager shall terminate such subcontract, purchase order or rental agreement and the Owner shall pay the Construction Manager the costs necessarily incurred by the Construction Manager by reason of such termination.

10.2      TERMINATION SUBSEQUENT TO ESTABLISHING GUARANTEED MAXIMUM PRICE

Subsequent to execution by both parties of Amendment No. 1, the Contract may be terminated as provided in Article 14 of AIA Document A201.

10.2.1 In the event of such termination by the Owner, the amount payable to the Construction Manager pursuant to Subparagraph 14.1.2 of AIA Document A201 shall not exceed the amount the Construction Manager would have been entitled to receive pursuant to Subparagraphs 10.1.2 and 10.1.3 of this Agreement.

10.2.2 In the event of such termination by the Construction Manager, the amount to be paid to the Construction Manager under Subparagraph 14.1.2 of AIA Document A201 shall not exceed the amount the Construction Manager would be entitled to receive under Subparagraphs 10.1.2 or 10.1.3 above, except that the Construction Manager's Fee shall be calculated as if the Work had been fully completed by the Construction Manager, including a reasonable estimate of the Cost of the Work for Work not actually completed.

10.3      SUSPENSION

The Work may be suspended by the Owner as provided in Article 14 of AIA Document A201; in such case, the Guaranteed Maximum Price, if established, shall be increased as provided in Subparagraph 14.3.2 of AIA Document A201 except that the term "cost of performance of the Contract" in that Subparagraph shall be understood to mean the Cost of the Work and the term "profit" shall be understood to mean the Construction Manager's Fee as described in Subparagraphs
5.1.1 and 5.3.4 of this Agreement.

                                   ARTICLE 11

                         OTHER CONDITIONS AND SERVICES

     Exhibit G
     Attachments:
     Request for Proposal for Construction Management Services. Fee Proposal Bid Form revised per Addendum #1.
     (Page #1 and Page #2)




This Agreement entered into as of the day and year first written above.

OWNER:                                       CONSTRUCTION MANAGER:
Mercantile Bank of West Michigan

By: Robert B. Kaminski, C.O.O.               By:  JOHN DROZER
   ----------------------------                 ------------------------
Date:    10-28-00                            Date:  10-28-00
     --------------------------                   ----------------------
ATTEST: /s/ ROBERT B. KAMINSKI               ATTEST:  /s/ JOHN A. DROZER
       ------------------------                     --------------------

AIA   CAUTION: YOU SHOULD SIGN AN ORIGINAL AIA DOCUMENT WHICH HAS THIS
      CAUTION PRINTED IN RED. AN ORIGINAL ASSURES THAT CHANGES WILL NOT BE OBSCURED AS MAY OCCUR WHEN DOCUMENTS ARE REPRODUCED.
-------------------------------------------------------------------------------
AIA DOCUMENT A121/CMc AND AGC DOCUMENT 565 o
OWNER-CONSTRUCTION MANAGER AGREEMENT o 1991 EDITION AIA(R) o
(C)1991 o THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW
YORK AVENUE, N.W., WASHINGTON, D.C. 20006-5209 AGC(R) o
(C)1991 o THE ASSOCIATED GENERAL CONTRACTORS OF AMERICA,
1957 E STREET, N.W., WASHINGTON D.C. 20006-5209 o WARNING:      A121/CMc
UNLICENSED PHOTOCOPYING VIOLATES U.S. COPYRIGHT LAWS AND        --------
WILL SUBJECT THE VIOLATOR TO LEGAL PROSECUTION.                 AGC 565-1991 15

                          AMENDMENT NO. 1 TO AGREEMENT
                     BETWEEN OWNER AND CONSTRUCTION MANAGER

Pursuant to Paragraph 2.2 of the Agreement, dated October 28, 2000 between Mercantile Bank of W. Michigan (Owner) and C.D. Barnes & Associates (Construction Manager), for Wyoming Branch and Admin. Bldg. (the Project), the Owner and Construction Manager establish a Guaranteed Maximum Price and Contract Time for the Work as set forth below.

                                   ARTICLE I
                            GUARANTEED MAXIMUM PRICE

The Construction Manager's Guaranteed Maximum Price for the Work, including the estimated Cost of the Work as defined in Article 6 and the Construction Manager's Fee as defined in Article 5, is Dollars ($3,604,862.00).

This Price is for the performance of the Work in accordance with the Contract Documents listed and attached to this Amendment and marked Exhibits A through F, as follows:

Exhibit A      Drawings, Specifications, addenda and General, Supplementary and other Conditions of the Contract on which the Guaranteed Maximum
               Price is based, pages 1 through 1, dated 12/28/00.

Exhibit B      Allowance items, pages 1 through 1, dated 10/23/00.

Exhibit C      Assumptions and clarifications made in preparing the Guaranteed
               Maximum Price, pages 1 through 1, dated 12/28/00.

Exhibit D      Completion schedule, pages See Attached 1 through 1, dated
               12/28/00.

Exhibit E      Alternate prices, pages incl. in Contract Amt. through __ , dated
               ________.

Exhibit F      Unit prices, pages 1 through 1, dated 10/23/00.

Exhibit G      CM Bid Form 1 through 2 dated 9/16/00.

Exhibit H      List of Subcontractors 1 through 4 dated 12/28/00.

                                   ARTICLE II
                                 CONTRACT TIME

The date of Substantial Completion established by this Amendment is: August 6, 2001


OWNER:                                  CONSTRUCTION MANAGER:
Mercantile Bank of West Michigan        C.D. Barnes Assoc., Inc.

By:     Robert B. Kaminski C.O.O.      By:  /s/ CARTER HUFFMAN
   ---------------------------------       -------------------------------------
Date:     10-28-00                      Date:     10-28-00
     -------------------------------         -----------------------------------

ATTEST: /s/ ROBERT B. KAMINSKI          ATTEST:
       -----------------------------           ---------------------------------

AIA CAUTION: YOU SHOULD SIGN AN ORIGINAL AIA DOCUMENT WHICH HAS THIS CAUTION
    PRINTED IN RED. AN ORIGINAL ASSURES THAT CHANGES WILL NOT BE OBSCURED AS
    MAY OCCUR WHEN DOCUMENTS ARE REPRODUCED.
--------------------------------------------------------------------------------
AIA DOCUMENT A121/CMc AND AGC DOCUMENT 565 o
OWNER-CONSTRUCTION MANAGER AGREEMENT o 1991 EDITION AIA(R) o
(C)1991 o THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW
YORK AVENUE, N.W., WASHINGTON, D.C. 20006-5209 AGC(R) o
(C)1991 o THE ASSOCIATED GENERAL CONTRACTORS OF AMERICA,
1957 E STREET, N.W., WASHINGTON, D.C. 20006-5209 o WARNING:     A121/CMc
UNLICENSED PHOTOCOPYING VIOLATES U.S. COPYRIGHT LAWS AND      --------
WILL SUBJECT THE VIOLATOR TO LEGAL PROSECUTION.                 AGC 565-1991 16

                 EXHIBIT A DRAWING SPECIFICATIONS AND ADDENDUMS
                                                                        12/28/00

T1.1     Title Sheet, General Notes, Abbreviations, General Information, Symbol Legend         10/6/00
C1       Site Layout Plan                                                                      10/6/00
C2       Grading, Paving & Drainage                                                            10/6/00
C3       Soil Erosion                                                                          10/6/00
C4       Site Details                                                                          10/6/00
C5       Site Details                                                                          10/6/00
L1       Landscaping Plan                                                                      10/6/00
A1.0     Basement Floor Plan (Building A)                                                      10/6/00
A1.1     First Floor Plan (Building A)                                                         10/6/00
A1.2     Second Floor Plan (Building A)                                                        10/6/00
A1.3     Roof Plan and Details (Building A)                                                    10/6/00
A1.4     Main Floor Plan (Building B)                                                          10/6/00
A1.5     Roof Plan and Details (Building B)                                                    10/6/00
A2.1     Interior Finish Schedules                                                             10/6/00
A2.2     Door/Window Details and Schedules                                                     10/6/00
A3.0     Basement Reflected Ceiling Plan (Building A)                                          10/6/00
A3.1     First Floor Reflected Ceiling Plan (Building A)                                       10/6/00
A3.2     Second Floor Reflected Ceiling Plan (Building A)                                      10/6/00
A3.3     Main floor Reflected Ceiling Plan (Building B)                                        10/6/00
A4.1     Interior Elevations (Building A)                                                      10/6/00
A4.2     Interior Elevations (Building A)                                                      10/6/00
A4.3     Interior Elevations (Building A)                                                      10/6/00
A4.4     Interior Elevations (Building B)                                                      10/6/00
A4.5     Interior Elevations (Building B)                                                      10/6/00
A5.1     Exterior Elevations (Building A)                                                      10/6/00
A5.2     Exterior Elevations (Building B)                                                      10/6/00
A6.1     Building Sections (Building A)                                                        10/6/00
A6.2     Building Sections (Building B)                                                        10/6/00
A7.1     Wall Sections (Building A)                                                            10/6/00
A7.2     Wall Sections (Building A)                                                            10/6/00
A7.3     Wall Sections (Building B)                                                            10/6/00
A7.4     Wall Sections (Building B)                                                            10/6/00
A8.1     Details                                                                               10/6/00
A8.2     Details                                                                               10/6/00
A8.3     Details                                                                               10/6/00
A8.4     Details                                                                               10/6/00
A8.5     Details                                                                               10/6/00
A9.1     Stair Section (Building A)                                                            10/6/00
S1.1     Foundation Plan (Building A)                                                          10/16/00
S1.2     Foundation Plan (Building B)                                                          10/16/00
S2.2     Foundation Details (Building B)                                                       10/16/00
S3.1     First Floor Framing Plan (Building A)                                                 10/16/00
S3.2     Second Floor Framing Plan (Building A)                                                10/16/00
S3.3     Roof Framing Plan (Building A)                                                        10/16/00
S3.4     Roof Framing Plan (Building B)                                                        10/16/00
S4.1     Framing Details (Building A & B)                                                      10/16/00
S4.2     Framing Details (Building A)                                                          10/16/00
S4.3     Framing Details (Building B)                                                          10/16/00
S4.4     Structural Notes                                                                      10/16/00
P1.0     Lower Level Plumbing Plan (Building A)                                                10/16/00
P1.1     First Floor Plumbing Plan (Building A)                                                10/16/00
P1.2     Second Floor Plumbing Plan (Building A)                                               10/16/00
P1.3     Main Floor Plumbing Plan (Building B)                                                 10/16/00
M1.0     Lower Level HVAC Plan (Building A)                                                    10/16/00
M1.1     First Floor HVAC Plan (Building A)                                                    10/16/00
M2.1     Main Floor Piping Plan (Building A)                                                   10/16/00
M1.2     Second Floor HVAC Plan (Building A)                                                   10/16/00
M2.2     Second Floor Piping Plan (Building A)                                                 10/16/00
M1.3     Main Floor HVAC Plan (Building B)                                                     10/16/00
M3.0     Mechanical Equipment Schedules                                                        10/16/00
M4.0     Mechanical Details                                                                    10/16/00
E1.0     Lower Level Lighting Plan (Building A)                                                10/6/00
E1.1     Main Level Lighting Plan (Building A)                                                 10/6/00
E1.2     Upper Level Lighting Plan (Building A)                                                10/6/00
E2.0     Lower Level Power Plan (Building A)                                                   10/6/00
E2.1     Main Level Power Plan (Building A)                                                    10/6/00
E2.2     Upper Level Power Plan (Building A)                                                   10/6/00
E1.3     Lighting Plan (Building B)                                                            10/6/00
E2.3     Power Plan (Building B)                                                               10/6/00
E3.0     One-Line Diagram                                                                      10/6/00
E4.0     Electrical Site Plan                                                                  10/6/00
F1.0     Basement Furniture Plan (Building A)                                                  10/16/00
F1.1     First Floor Furniture Plan (Building A)                                               10/16/00
F1.2     Second Floor Furniture Plan (Building A)                                              10/16/00
F1.3     Main Floor Furniture Plan (Building B)                                                10/16/00
Specification Book                                                                             10/6/00
Addendum #1                                                                                    10/16/00
Addendum #2                                                                                    10/23/00

DATE: October 23, 2000


                              EXHIBIT B ALLOWANCES


Included in the contract amount are the following allowances:

     Cold Weather Protection/Temporary Enclosures           $   788.00
     Temporary heat                                           1,500.00
     Fuel For Heat                                           15,000.00
     Water                                                      315.00
     Temporary Wiring/Lighting                                2,500.00
     Snow Removal                                               850.00
     Layout/Testing                                          11,000.00
     Michcon Natural Gas                                        750.00
     Consumers Power Co. Charges                              5,000.00
     Water Assessment                                         5,700.00

                    EXHIBIT C ASSUMPTIONS AND CLARIFICATION
                          OF GUARANTEED MAXIMUM PRICE

                         DEVELOPMENT OF CONTRACT AMOUNT

                                MERCANTILE BANK
                           REVISED SCHEDULE OF VALUES
                               DECEMBER 15, 2000

     Base Bid                                                         $ 3,559,154.00
     Fee                                                                 (155,500.00)
                                                                      --------------
                                                        Sub Total     $ 3,403,654.00

     Light Fixtures                                                   $    (3,700.00)
     Base Bid Panels                                                     (118,900.00)
     Base Bid Sheet Metal                                                  (8,462.00)
     ALPLY - AGM                                                          157,229.00
     ADS Pipe in lieu of Concrete                                          (6,912.00)
                                                                      --------------
     Primary Power                                                        +21,453.00
                                                                      --------------
     HVAC building Audomation                                              +5,000.00
                                                                      --------------
                                                            Total     $ 3,449,362.00
                                                                      --------------
                                                     ADD FEE BACK         155,500.00
                                                                      --------------
                                                  CONTRACT AMOUNT     $ 3,604,862.00
                                                                      ==============

     Included in the contract amount are the following allowances:

     Cold Weather Protection/Temporary Enclosures                         $   788.00
     Temporary Heat                                                         1,500.00
     Fuel For Heat                                                         15,000.00
     Water                                                                    315.00
     Temporary Wiring/Lighting                                              2,500.00
     Snow Removal                                                             850.00
     Layout/Testing                                                        11,000.00
     Michcon Natural Gas                                                      750.00
     Consumers Power Co. Charges                                            5,000.00
     Water Assessment                                                       5,700.00

DATE:  October 28, 2000


                             EXHIBIT F UNIT PRICES


     Remove/Replace Unsuitable Soll



                    SUBCONTRACTOR        CM           COST TO
  LOCATION              COST           MARK-UP         OWNER
-----------------------------------------------------------------
  PARKING              $10.00/cuf         7.5%         $10.75/cuf

  FOOTING              $12.00/cuf         7.5%         $12.90/cuf

 TRENCHES              $10.00/cuf         7.5%         $10.75/cuf

                                  EXHIBIT 'D'

-----------------------------------------------------------------------------------------------------
C.D. BARNES ASSOCIATES, INC.          MERCANTILE BANK OF WEST MICHIGAN        DECEMBER 28, 2000
-----------------------------------------------------------------------------------------------------
 ID  TASK NAME                   DURATION     START      FINISH
---- ---------                   --------   ---------   ---------
 1   START                             0d    11/06/00    11/06/00
 2   CLEAR GRUB STRIP                  5d    11/06/00    11/10/00
 3   EXCAVATE FOR FOUNDATION           4d    11/13/00    11/16/00
 4   POUR FOOTINGS                     5d    11/16/00    11/22/00
 5   FOUNDATION WALLS                 45d    11/24/00    01/25/01
 6   MEP UNDERGROUND UTILITIES         3d    01/25/01    01/29/01
 7   READY BUILDING PAD                3d    01/25/01    01/29/01
 8   SLAB ON GRADE                     3d    01/30/01    02/01/01
 9   STEEL DELIVERY                    0d    01/19/01    01/19/01
 10  ERECT STEEL                      20d    01/19/01    02/15/01
 11  UTILITIES WATER                   1d    11/23/00    11/23/00
 12  UTILITIES SANITARY SEWER          2d    11/27/00    11/28/00
 13  UTILITIES STORM SEWER             8d    11/29/00    12/08/00
 14  MASONRY HOLLOW METAL              5d    01/04/01    01/10/01
 15  MASONRY STAIRWELL                15d    01/04/01    01/24/01
 16  MASONRY ELEVATOR SHAFT           10d    01/04/01    01/17/01
 17  MAIN FLOOR CONCRETE               2d    02/05/01    02/06/01
 18  UPPER LEVEL CONCRETE              2d    02/07/01    02/08/01
 19  PARKING LOT SUBBASE               5d    12/08/00    12/14/00
 20  AGGREGATE BASE                    3d    12/14/00    12/18/00
 21  CURB & GUTTER/SIDEWALKS          15d    12/11/00    12/29/00
 22  EXTERIOR METAL STUDS             30d    02/08/01    03/21/01
 23  BRICK VENEER                     35d    02/08/01    03/28/01
 24  EXTERIOR ALUMINUM FRAME          15d    03/05/01    03/23/01
 25  CONSTRUCT VAULT                   3d    03/01/01    03/05/01
 26  EXTERIOR INSULATION               3d    03/14/01    03/16/01
 27  EXTERIOR GLAZING                  4d    04/05/01    04/10/01
 28  METAL ROOF FRAMING               10d    02/05/01    02/16/01
 29  ROOF BLOCKING/SHEATHING           7d    02/12/01    02/20/01
 30  SKYLIGHT FRAMING                  1d    02/19/01    02/19/01
 31  MEMBRANE ROOFING                  5d    02/15/01    02/21/01
 32  METAL ROOF PANELS                 8d    03/19/01    03/28/01

--------------------------------------------------------------------------------------------
C.D. BARNES ASSOCIATES, INC.       MERCANTILE BANK OF WEST MICHIGAN        DECEMBER 28, 2000
--------------------------------------------------------------------------------------------
 ID   TASK NAME                   DURATION    START        FINISH
----  ---------                   --------   --------     --------

 33   ELEVATOR JACKHOLE              1d      03/20/01     03/20/01
 34   SKYLIGHT PANELS                1d      04/02/01     04/02/01
 35   EXTERIOR METAL PANELS          8d      04/19/01     04/30/01
 36   EXTERIOR DOORS                 1d      03/06/01     03/06/01
 37   INTERIOR FRAMING              25d      03/19/01     04/20/01
 38   HOLLOW METAL FRAMES           10d      03/26/01     04/06/01
 39   MEP ROUGH-IN                  20d      04/05/01     05/02/01
 40   INSPECTIONS MEP                3d      04/30/01     05/02/01
 41   ELEVATOR CAR ASSEMBLY          5d      03/08/01     03/14/01
 42   STAIRWELL FRAMING              5d      02/28/01     03/06/01
 43   POUR TREADS                    2d      03/05/01     03/06/01
 44   VAULT PREPERATION              2d      03/01/01     03/02/01
 45   SOUND ATTENUATION              3d      05/03/01     05/07/01
 46   BASE COAT ASPHALT              1d      05/01/01     05/01/01
 47   DRYWALL HANG                  20d      05/03/01     05/30/01
 48   DRYWALL FINISH                10d      05/16/01     05/29/01
 49   PAINTING                      15d      05/23/01     06/12/01
 50   MILLWORK                      27d      05/25/01     07/02/01
 51   HANG DOORS                     3d      05/30/01     06/01/01
 52   FLOORING                      20d      06/04/01     06/29/01
 53   HARDWARE                       5d      06/04/01     06/08/01
 54   MEP FINISH                    27d      05/25/01     07/02/01
 55   CEILING GRID                  15d      05/30/01     06/19/01
 56   DROP PADS                      4d      05/25/01     05/30/01
 57   TOILET PARTITIONS              2d      06/25/01     05/26/01
 58   FINAL VAULT PREPERATIONS       2d      06/25/01     06/26/01
 59   TOILET ACCESSORIES             3d      06/18/01     06/20/01
 60   ASPHALT FINISH COAT            1d      06/25/01     06/25/01
 61   LOT STRIPPING                  1d      07/02/01     07/02/01
 62   LANDSCAPING                   15d      06/07/01     06/27/01
 63   ATM/DRIVE-THRU EQUIPMENT      10d      06/21/01     07/04/01
 64   GENERATOR/LIGHT POLES          6d      07/02/01     07/09/01
 65   FINAL CLEAN                    3d      07/06/01     07/10/01
 66   FINAL INSPECTIONS              3d      07/04/01     07/06/01
 67   PUNCH LIST REVIEW             15d      07/11/01     07/31/01
 68   OWNER OCCUPANCY                0d      08/06/01     08/06/01

EXHIBIT G   PAGE 1



                               BASIC CM SERVICES


BIDDING PHASE                                                  COST: $5,000.00

     o    Locate, screen and pre-qualify bidders for Owner and A/E approval.
     o Develop proposal forms and write work scope descriptions for each separate bidding category.
     o    Assist in receiving and evaluating proposals.
     o    Conduct post-bid interviews with apparent low bidders.
     o    Make award recommendation to A/E.
     o    Prepare and review contract and associated documents.
     o    List preferred subs and selection of preferred sub.



CONSTRUCTION PHASE                                             COST: $150,550.00

     o Provide full-time, on-site staff to plan, manage and coordinate on-site contractors activities.
     o    Provide progress reports and conduct progress meetings.
     o Conduct monthly project meetings for planning, coordination and payments.
     o    Monitor contractor performance and contract compliance.
     o    Coordinate construction interfaces, methods, techniques and sequences.
     o Monitor, evaluate and administer change order requests and Owner and A/E approvals.
     o Institute and administer procedures for shop drawings and sample approval.
     o Prepare a detailed construction schedule, short term activities plan and a completion/occupancy schedule.
     o Facilitate the development of as-built records, warranties and guarantees.
     o Coordinate punch lists, final inspections, Owner acceptance and move-in.
     o Prepare and administer payment and cost control procedures, including the following:

               o    Contractor's Schedule of Values
               o    Contractor's Payment Application and Certification
               o Contractor's Sworn Statements and Waivers of Lien, if applicable
               o    Purchase Order and Disbursement Summaries
               o    Change Order Listings
               o    Budget Cost Summary Reports

     o Administer all general condition and construction support activities on behalf of the Owner.
     o    Expedite Owner material and equipment delivery.


POST CONSTRUCTION                                              COST: $0.00

     o Provide Post Construction follow-up for the duration of the longest warranty period covered by a contractor on the project.
     o When authorized and requested, consult, advise and assist the Owner with special and/or additional services beyond the scope of basic services.

                                                                EXHIBIT G PAGE 2

FEE PROPOSAL (BID FORM): REVISED PER ADDENDUM #1

1. Briefly describe compensation (fee) for your Construction Management services (including pre-construction involvement, starting with design development, through construction, as defined within this RFP).

     a. Lump sum fee - Based on $3,425,000.00 construction project. (This fee is to include cost of General Superintendent, Field Superintendent, Chief Estimator Project Coordinator, all office support staff, general liability insurance, budgeting, scheduling, accounting, processing shop drawings, preparing and awarding bid packages and other overhead items, as required and generally described in AIA Document A121 CMc, Article). Attach an itemized listing of how your fee breaks down.*

          * Note: Supplementary, provide an itemized listing/budget estimate for reimbursable general condition items as defined in AIA Document A121 CMc, Article 6 as part of your fee proposal. All costs related to main office (and branch offices), including management and support staff, insurance, overhead and profit, etc., in support of this project, are to be included in your base fee.



                                        FEE $155,550.00   *See Attachment
                                            ------------------------------------

     b. Provide cost for Field Superintendent assigned as part of the construction management team, based on a 39 week construction duration. (Cost of Field Superintendent is part of the above fee.)

                                        SUPERINTENDENT $54,600.00
                                                       -------------------------

     c.   Itemized budget

          1.   Building Permit Costs                        $   18,338.00
                                                              ---------------
          2.   Layout & Testing Engineers                   $   11,000.00
                                                              ---------------
          3.   Snow Removal                                 $      850.00
                                                              ---------------
          4.   Temporary Electrical Power Installation      $    2,500.00
                                                              ---------------
          5.   Temporary Enclosures                         $      788.00
                                                              ---------------
          6.   Temporary Heat                               $    1,500.00
                                                              ---------------
          7.   Temporary Toilets                            $ Included in fee
                                                              ---------------
          8.   Temporary Water                              $      315.00
                                                              ---------------
          9.   Traffic Control                              $         -0-
                                                              ---------------
               TOTAL                                        $   35,291.00
                                                              ---------------

     d. Identify percentage of mark-up on labor and materials for Owner generated project scope changes.

                                        MARK-UP PERCENTAGE      7.5%
                                                              -----------------

                                        MARK-UP SUBCONTRACTOR   5%
                                                              -----------------

     e.   Completion date for substantial completion/temporary occupancy permit.

                                                        DATE:   July 05, 2001
                                                              -----------------

CERTIFICATION:

We, the undersigned, understand that the above information, along with any additional submissions, becomes part of any agreement subsequently made with the Owner, and we attest, to the best of our knowledge, to its accuracy.

Signed:                                        Title:   Corporate Secretary
        -------------------------------------         -------------------------

Print Name:  Todd G. Oosting                   Date:    August 16, 2000
            ---------------------------------         -------------------------

                        EXHIBIT H                        Date: December 28, 2000
            MERCANTILE BANK - WYOMING BRANCH
             5610 BYRON CENTER AVENUE, S.W.             Job Number: 00-616
                 WYOMING, MICHIGAN 49509
                                                         Page: 1

------------------------------------------------------------------------------------------------------
  DIVISION                    CONTRACT                                     PHONE          FAX
------------------------------------------------------------------------------------------------------
OWNER               MERCANTILE BANK
                    4613 Alpine Avenue, N.W.
                    Comstock Park, Michigan 49321
                    CONTACT:  Bob Kaminski                                 616-242-7766   616-454-5843
                              John Schulte                                 616-785-5468   616-785-5481
------------------------------------------------------------------------------------------------------
ARCHITECT           CONCEPT DESIGN GROUP
                    89 Monroe Centre
                    Grand Rapids, Michigan 49503                           616-771-0909   616-771-0912
                    CONTACT:  Bill Granzow
------------------------------------------------------------------------------------------------------
CONTRACTOR          C. D. BARNES ASSOCIATES, INC.
                    3437 Eastern Ave S.E.
                    Grand Rapids, Michigan 49508
                    CONTACT:  Chris Westover (Cell 262-4502/P 63502)       616-241-4491   616-241-1177
                    JOB SITE CONTACT: Pete Heinen (Cell 293-3594/P 35230)  616-249-9396   616-249-9396
------------------------------------------------------------------------------------------------------
ENGINEER            CLASSIC ENGINEERING, LLC
                    100 Grandville Ave., SW, Suite 400
                    Grand Rapids, Michigan 49503                           616-742-2810   616-742-2814
                    CONTACT:  Larry Woods
------------------------------------------------------------------------------------------------------
00865               DRIESENGA & ASSOCIATES
                    3522 Roger B. Chaffee Blvd., SE
                    Grand Rapids, Michigan 49508                           616-245-5710   616-245-5725
Quality Controls    CONTACT:  Daniel Pratt
------------------------------------------------------------------------------------------------------
02200               THOMAS EXCAVATING, INC.
                    3492 - 146th Avenue
Staking/Layout      Zeeland, Michigan 49464                                616-688-5112   616-688-5716
Site Work           CONTACT:  Tom DeJonge
------------------------------------------------------------------------------------------------------
02500               WOODLAND PAVING COMPANY, LLC     MAILING ADDRESS
                    3566 Millcreek Avenue              P.O. Box 309
                    Comstock Park, Michigan 49321   Comstock Park, MI      616-784-5220   616-784-5040
Asphalt Paving      CONTACT:  Eric Olson                49321-0309
------------------------------------------------------------------------------------------------------
02900               TERRA VERDE LANDSCAPING, LLC
                    3863 - 3 Mile Road, N.E.
                    Grand Rapids, Michigan 49525                           616-361-8544   616-361-7165
Landscaping         CONTACT:  Mark Anderson
------------------------------------------------------------------------------------------------------
03300               BURGESS CONCRETE CONSTRUCTION CO.
                    1262 Cutting Industrial Drive
                    Moline, Michigan 49335                                 616-877-0008   616-877-0073
Concrete            CONTACT:
------------------------------------------------------------------------------------------------------


1 of 4

            MERCANTILE BANK - WYOMING BRANCH             Date: December 28, 2000
             5610 BYRON CENTER AVENUE, S.W.
                 WYOMING, MICHIGAN 49509                 Job Number: 00-616

                                                         Page: 2

------------------------------------------------------------------------------------------------------
  DIVISION                    CONTRACT                                     PHONE          FAX
------------------------------------------------------------------------------------------------------
 04000               NORTHWEST MASONRY COMPANY, INC.
                     4330 E. Cleveland Street
                     Coopersville, Michigan 49404                       616-837-1300   616-837-1400
 Masonry             CONTACT:  Mark Olrce
------------------------------------------------------------------------------------------------------
 05100               BUILDERS IRON & CRANE
                     7770 Venture Drive
                     Sparta, Michigan 49345-8206                        616-887-9127   616-887-9167
 Structural Steel    CONTACT:  John VerSluys
------------------------------------------------------------------------------------------------------
 06200               GRAND VALLEY WOOD PRODUCTS
                     3113 Hillcroft, S.W.
                     Wyoming, Michigan 49548                            616-475-5890   616-475-5899
 Millwork            CONTACT:  Terry Idema
------------------------------------------------------------------------------------------------------
 07100               NORTHERN WATERPROOFING & BUILDING RESTORATION
                     P.O. Box 8277
                     Grand Rapids, Michigan 49508                       616-534-5171   616-538-1970
 Waterproofing       CONTACT:  Brian Teshka
------------------------------------------------------------------------------------------------------
 07150               HELMS CAULKING & WATERPROOFING, INC.
                     6724 Pine Ridge Court
                     Jenison, Michigan 49428                            616-538-7520   616-538-6944
 Caulking            CONTACT:  Diane Helms
------------------------------------------------------------------------------------------------------
 07400               ARCHITECTURAL GLASS & METALS, INC.
                     552 South 8th Street, PO Box 19067
 Glass/Glazing       Kalamazoo, Michigan 49019-0067                     616-375-6165   616-375-4765
 Alum Entrances      CONTACT:  David Sheasley
------------------------------------------------------------------------------------------------------
 07500               TOTAL ROOF SYSTEMS, INC.
                     4055 VanBuren, Suite 2
 Sheet Roofing/      Hudsonville, Michigan 49426                        616-669-6670   616-669-2807
 Insulation          CONTACT:  Bud LeGallee (Pager 380-9465)
------------------------------------------------------------------------------------------------------
 07900               CAULKING (THE) COMPANY
                     5142 Havana, S.W.
                     Wyoming, Michigan 49509                            616-531-7334   616-531-7334
 Joint Sealants      CONTACT:  Edward Paynich
------------------------------------------------------------------------------------------------------
 08100, 08200        S.A. MORMAN & COMPANY
 08700, 10160        1100 Gezon Parkway, S.W.
 10800               Grand Rapids, Michigan 49509-9582                  616-245-0583   616-245-9275
 HM/Wood Doors       CONTACT:  Dave Coleman
 Accessories
------------------------------------------------------------------------------------------------------
 08400               COMMERCIAL GLASS & GLAZING, INC.
 Glass Doors/Walls   2716 Courier Court, Suite G
 Alum Entrances      Grand Rapids, Michigan 49544                       616-735-3970   616-735-3972
 Windows/Glazing     CONTACT:  Ron Terpstra
------------------------------------------------------------------------------------------------------

2 of 4

                                                         Date: December 28, 2000
            MERCANTILE BANK - WYOMING BRANCH
             5610 BYRON CENTER AVENUE, S.W.              Job Number: 00-616
                 WYOMING, MICHIGAN 49509
                                                         Page: 3

------------------------------------------------------------------------------------------------------
  DIVISION                    CONTRACT                                     PHONE          FAX
------------------------------------------------------------------------------------------------------
09250               RITSEMA ASSOCIATES               MAILING ADDRESS
                    2438 - 28th Street, S.W.         P.O. 9370
                    Grand Rapids, Michigan 49509     Grand Rapids, MI      616-538-0120   616-538-9695
Flooring            CONTACT:  Robert Spohr                 49509-9370
------------------------------------------------------------------------------------------------------
09650               HEYBOER & BOLT, INC.
                    5724 Clay Avenue, S.W.
                    Wyoming, Michigan 49548                                616-531-2330   616-531-0709
Drywall/EIFS        CONTACT:  Richard Bolt
------------------------------------------------------------------------------------------------------
09900               METRO PAINTING
                    2133 Wilson Avenue, N.W.
                    Grand Rapids, Michigan 49544                           616-299-2431   616-735-4793
Painting            CONTACT:  Thomas DeMaat
------------------------------------------------------------------------------------------------------
10100               CIG JAN PRODUCTS, INC.
                    3300 Hanna Lake Industrial Dr., S.E.
                    Dutton, Michigan 49316                                 616-698-9070   616-698-9681
Markerboards        CONTACT:
------------------------------------------------------------------------------------------------------
10270               RICHMOND INTERIOR SYSTEMS
                    3305 Remembrance Road, N.W.
Access Floor        Walker, Michigan 49544                                 616-453-1659   616-453-0300
System              CONTACT:  Tim Hoebeke
------------------------------------------------------------------------------------------------------
10520, 11130        FIRE FIGHTERS SALES AND SERVICE
                    3015 Madison Avenue, S.E.
                    Grand Rapids, Michigan 49548                           616-452-2184   616-452-6719
Projection Screens  CONTACT:  Joe McCarthy
------------------------------------------------------------------------------------------------------
11400               POSTEMA SALES, INC.
                    3396 Chicago Drive, S.W.
                    Grandville, Michigan 49418                             616-532-6181   616-532-0613
Appliances          CONTACT:  Scott Keiser
------------------------------------------------------------------------------------------------------
14200               SCHINDLER ELEVATOR COMPANY
                    5610 Byron Center Avenue, SW
                    Wyoming, Michigan 49509                                616-656-1450   616-656-1454
Elevators           CONTACT:  Rick Murphy
------------------------------------------------------------------------------------------------------
15300               GRAND RAPIDS FIRE PROTECTION, INC.
                    1956 - 36th Street
                    Wyoming, Michigan 49509                                616-538-7692   616-538-8069
Fire Protection     CONTACT:  Cruz Paiz
------------------------------------------------------------------------------------------------------
15400               GALE PLUMBING & HYDRONICS
                    6505 South Division, S.W.
                    Grand Rapids, Michigan 49548                           616-281-6999   616-281-6996
Plumbing            CONTACT:  Mike Gale
------------------------------------------------------------------------------------------------------


3 of 4

            MERCANTILE BANK - WYOMING BRANCH             Date: December 28, 2000
             5610 BYRON CENTER AVENUE, S.W.
                 WYOMING, MICHIGAN 49509                 Job Number: 00-616

                                                         Page: 4

------------------------------------------------------------------------------------------------------
  DIVISION                    CONTRACT                                     PHONE          FAX
------------------------------------------------------------------------------------------------------
 15500               QUALITY AIR HEATING & COOLING
                     3395 Kraft, S.E.
                     Grand Rapids, Michigan 49512-0703                  616-956-0200   616-956-0955
 HVAC                CONTACT:  Larry Peacy
------------------------------------------------------------------------------------------------------
 16000               ASSOCIATED ELECTRICAL SERVICE, INC.
                     6360 East Fulton Street, SE
                     Ada, Michigan 49301                                616-676-8800   616-676-8823
 Electrical          CONTACT:  Marvin Baar
------------------------------------------------------------------------------------------------------

4 of 4

                           AMENDMENT #2, TO CONTRACT

This amendment modifies the Standard Form of Agreement between "Owner" and "Construction Manager" dated October 28, 2000 and executed by and between Mercantile Bank of West Michigan as Owner and CD Barnes & Associates as Construction Manager. Where a portion of the Standard Form of Agreement between Owner and Construction Manager is modified by this amendment, the unaltered portions shall remain in effect.

         1)   Article 4.1.3 is hereby deleted in its entirety.

         2) In Article 5.1.1, the sentence that reads "Lump sum fee of $155,550 based on Construction project cost of $3,425,000.00" is hereby deleted and replaced with the following: "The Lump sum fee is $155,500.00. The mark-up on labor and materials for owner generated project scope changes - mark-up percentage - Construction Manager is 7.5%; the mark-up percentage for Sub-Contractors is 5.0%."

         3) Article 6.1.2.2 - The following shall be added concerning field superintendent reimbursement. "If the construction period shall be greater than or less than 39 weeks, the Superintendent reimbursement shall be increased or decreased by $280.00/day based on the number of days the construction duration exceeds or is less than 39 weeks."

         4) Exhibit G. The following language shall be added to the top of the Exhibit. "This exhibit is intended to supplement, not conflict with or alter or amend, that certain Standard Form of Agreement between Owner and Construction Manager dated October 28, 2000 and executed by and between Mercantile Bank of West Michigan as Owner and CD Barnes & Associates as Construction Manager (the "Agreement"). If any provision of this Exhibit conflicts with or alters or amends one or more provisions of the Agreement, the provisions of the Agreement shall control."

         5) Article 7.1 of the Standard Form of Agreement between Owner and Construction Manager shall be supplemented as follows: "Not withstanding the provisions of the General Conditions of Contract (1997 Edition of AIA Document A201) in regard to each Application for Payment under Article 7.1, the Construction Manager will be required to provide lien waivers, sworn statements, and any other information or documentation requested by Owner and/or title insurance company assisting with the processing of the Application for Payment."

Owner: Mercantile Bank of West Michigan             Construction Manager:


By:   /s/ ROBERT B. KAMINSKI                         By:   /s/  CARTER HUFFMAN
     _______________________                             _______________________
Its:          COO                                   Its:     Vice President
     _______________________                             _______________________
Date:       10-28-00                                Date:        10-28-00
     _______________________                             _______________________

                             DISBURSEMENT AGREEMENT

This Agreement dated this 7th date of November, 2000, by and between Mercantile Bank of West Michigan, hereinafter referred to as "Mercantile", and C.D. Barnes Associates, Inc., a Michigan corporation, hereinafter referred to as "Contractor" and Transnation Title Insurance Company, an Arizona corporation, hereinafter referred to as "Trans".

WHEREAS, Mercantile is the owner of certain property described as:

(SEE ATTACHED)

WHEREAS, Mercantile and Contractor and Concept Design Group, Inc., hereinafter referred to as "Architect", have entered into a certain Construction Contract dated October 23, 2000, wherein Mercantile had obligated itself to construct a Building in accordance with the plans and specifications per said Construction Contract, and:

WHEREAS, Mercantile desires to utilize the staff and expertise of Trans in the disbursement of construction draws:

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants and promises contained in this Agreement and other good and valuable consideration, the parties hereto agree as follows:

     I. This Agreement shall in no way be construed to modify the rights and/or obligations of the parties to a certain Construction Contract among Mercantile, Contractor and Architect dated October 28, 2000, and any amendments thereto (hereinafter referred to as the "said Contract").

     II. This Agreement shall in no way be construed to obligate Trans to insure, and Trans will not insure, against unrecorded Construction Liens, or to obligate Trans to insure, and Trans will not insure, completion of the improvements or that such improvements conform with the plans and specifications.

     III. Trans shall administer the construction draws subject to, and conditioned upon, compliance by the parties hereto with the following procedures:

          A. From time to time, within the sole discretion of Mercantile, Mercantile shall make advances of construction proceeds pursuant to the terms of said Contract and Trans shall disburse such advances only upon and after receipt of a Sworn Statement and Waivers of Lien relative hereto.

          B. Trans shall not make any such advances until and unless Trans receives the Sworn Statement(s) and corresponding Waivers of Lien for those parties shown on the Sworn Statement and Trans examines the title and such examination discloses no defects in title arising subsequent to the date of the prior draw.

    C. Trans shall, upon disbursement of such advances received from Mercantile, issue its endorsement to the Owner's Title Insurance Policy which will be issued by Trans under Commitment Number 268500C insuring Mercantile for the amount of that disbursement and the total amount of all previous disbursements.

    D. Trans shall be responsible for the completeness of the Sworn Statement(s) and the Waivers of Lien submitted in connection with said Sworn Statement(s) in that Trans shall assure that said Sworn Statement(s) and Waivers of Lien supply the information required by the respective forms themselves. Trans shall not be liable for the validity, authenticity, and accuracy of the Sworn Statement(s) and Waivers of Lien, which it accepts, nor shall it be liable for any loss(es) resulting from fraud of forgery. Relative to the Sworn Statement(s), Trans shall not be liable should said Sworn Statement(s) fail to disclose any parties who should, in fact, be listed thereon, except to the extent Trans is notified in writing of the existence of said parties by either Mercantile or any subcontractor, laborer, or supplier, in which case Trans shall require a Waiver of Lien from each of said parties.

IV. Trans shall not accept any change orders or make disbursements on any change orders, unless such change orders are in writing and approved in writing by Mercantile.

V. If any advances to Trans remain undisbursed for ten (10) days after such advances are made by Mercantile, Trans shall notify Mercantile of such undisbursed advances and shall return such advances to Mercantile upon written request.

VI. Trans will receive a fee from Mercantile for performing its obligations under this Agreement, and such fee shall be in addition to the premium charged for the Owner's Policy to be issued by Trans under Commitment Number 268500C.

IN WITNESS THEREOF, the parties hereto have executed this Agreement as of this date first above written.




                                              Mercantile Bank of West Michigan



                                                  /s/ ROBERT B. KAMINSKI
--------------------------------              --------------------------------
                                              By: Robert B. Kaminski
                                              Its: Chief Operating Officer

                                           C.D. Barnes Associates, Inc.


                                           /s/ CARTER HUFFMAN
------------------------------             -----------------------------------
                                           By: Carter Huffman
                                           Its: Vice President




                                           Transnation Title Insurance Company


                                           /s/  THOMAS L. HOST
------------------------------             -----------------------------------
                                           By: Thomas L. Host
                                           Its: Manager